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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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(Name of Registrant as Specified In Its Charter)
Progress Energy, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Progress Energy, Inc.
410 S. Wilmington Street
Raleigh, NC 27601-1849

April 3, 2008

Dear Shareholder:

        I am pleased to invite you to attend the 2008 Annual Meeting of the Shareholders of Progress Energy, Inc. The meeting will be held at 10:00 a.m. on May 14, 2008, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina.

        As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Progress Energy, Inc. are the election of directors, the ratification of the selection of the independent registered public accounting firm for Progress Energy, Inc., and a shareholder proposal regarding executive compensation.

        Regardless of the size of your holdings, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Voting by any of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend in person.

        I am delighted that you have chosen to invest in Progress Energy, Inc., and look forward to seeing you at the meeting. On behalf of the management and directors of Progress Energy, Inc., thank you for your continued support and confidence in 2008.

Sincerely,

William D. Johnson
Chairman of the Board, President and
Chief Executive Officer

VOTING YOUR PROXY IS IMPORTANT

        Your vote is important. Please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE OR VIA THE INTERNET in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting.

        A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROGRESS ENERGY, INC.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 14, 2008

        This notice, along with our proxy statement and annual report to shareholders, are available at http://progress-energy.com/proxy.

        The Annual Meeting of the Shareholders of Progress Energy, Inc. (the "Company") will be held at 10:00 a.m. on May 14, 2008, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. The meeting will be held in order to:

  (1)
  Elect twelve (12) directors of the Company, each to serve a one-year term. The Company recommends a vote FOR each of the nominees for director.

  (2)
  Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Company recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

  (3)
  Vote on a shareholder proposal regarding executive compensation. The Company recommends a vote AGAINST the shareholder proposal.

  (4)
  Transact any other business as may properly be brought before the meeting.

        All holders of the Company's Common Stock of record at the close of business on March 7, 2008, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors
JOHN R. MCARTHUR Senior Vice President, General Counsel and Secretary

Raleigh, North Carolina
April 3, 2008

PROXY STATEMENT
TABLE OF CONTENTS

PROGRESS ENERGY, INC.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

PROXY STATEMENT
GENERAL

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the "Board") of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 10:00 a.m. on May 14, 2008, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. (For directions to the meeting location, please see the map included at the end of this Proxy Statement.) Throughout this Proxy Statement, Progress Energy, Inc. is at times referred to as "we," "our" or "us." This Proxy Statement and form of proxy were first sent to shareholders on or about April 3, 2008.

        An audio Webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The Webcast will be archived on the site.

        Copies of our Annual Report on Form 10-K for the year ended December 31, 2007, including financial statements and schedules, are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Mr. Thomas R. Sullivan, Treasurer, P.O. Box 1551, Raleigh, North Carolina 27602. Our Form 10-K is also available through the Securities and Exchange Commission's (the "SEC") Web site at www.sec.gov or through our Web site at www.progress-energy.com. The contents of these Web sites are not, and shall not be deemed to be, a part of this proxy statement or proxy solicitation materials.

        The SEC delivery rules can be satisfied by delivering a single proxy statement and annual report to shareholders to an address shared by two or more of our shareholders. This delivery method is referred to as householding. A single copy of the annual report and of the proxy statement will be sent to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders.

        If you prefer to receive a separate copy of the proxy statement or the annual report, please write to Shareholder Relations, P.O. Box 1551, Raleigh, North Carolina 27602 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you separate copies. If you are currently receiving multiple copies of the proxy statement or the annual report at your address and would prefer that a single copy of each be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXIES

        The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by mail. Proxies may also be solicited by telephone, e-mail or other electronic media or personally by our and our subsidiaries' officers and employees, who will not be specially compensated for such services. Additionally, the Company will pay Morrow & Co., Inc. approximately $70,000 plus out-of-pocket expenses in connection with the solicitation of proxies.

        You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone or via the Internet by following the instructions provided on the enclosed proxy card. Please be aware that if you vote via the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for shareholders of record will close at 12:01 a.m. E.D.T. on the morning of the meeting. Any shareholder who has executed a proxy and attends the meeting may elect to vote in person rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation, (ii) timely filing with our Secretary, a subsequently dated, properly executed proxy or (iii) attending the Annual Meeting and electing to vote in person. Your attendance at the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone or via the Internet, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone or via the Internet. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy by accessing the Internet. You should address any written notices of proxy revocation to: Progress Energy, Inc., P.O. Box 1551, Raleigh, North Carolina 27602, Attention: Secretary.

        All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted "FOR" the election of all directors as set forth in this Proxy Statement; "FOR" the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, as set forth in this Proxy Statement; and "AGAINST" the proposal regarding executive compensation as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

        If you are a participant in our 401(k) Savings & Stock Ownership Plan, shares allocated to your Plan account will be voted by the Trustee only if you execute and return your proxy, or vote by telephone or via the Internet. Company stock remaining in the ESOP Stock Suspense Account that has not been allocated to employee accounts shall be voted by the Trustee in the same proportion as shares voted by participants in the 401(k) Plan.

        If you are a participant in the Savings Plan for Employees of Florida Progress Corporation (the "FPC Savings Plan"), shares allocated to your Plan account will be voted by the Trustee when you execute and return your proxy, or vote by telephone or via the Internet. If no direction is given, your shares will be voted in proportion with the shares held in the FPC Savings Plan and in the best interest of the FPC Savings Plan.

Special Note for Shares Held in "Street Name"

        If your shares are held by a brokerage firm, bank or other nominee (i.e., in "street name"), you will receive directions from your nominee that you must follow in order to have your shares voted. "Street name" shareholders who wish to vote in person at the meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other bank nominee for details regarding how you may obtain this special proxy form.

        If your shares are held in "street name" and you do not give instructions as to how you want your shares voted (a "nonvote"), the brokerage firm, bank or other nominee who holds Progress Energy shares on your behalf may, in certain circumstances, vote the shares at its discretion. However, such brokerage firm, bank or other nominee is not required to vote the shares of Common Stock and therefore these unvoted shares would be counted as "broker nonvotes."

        With respect to "routine" matters, such as the election of directors and ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required) under the rules governing self-regulatory organizations (the "SRO rules"), including the New York Stock Exchange ("NYSE"), to vote its clients' shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients' Common Stock shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted "FOR" or "AGAINST" such routine matters.

        With respect to "nonroutine" matters, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients' shares if the clients do not provide instructions. The brokerage firm or other nominee will so note on the vote card, and this constitutes a "broker nonvote." "Broker nonvotes" will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted "FOR," "AGAINST" or "ABSTAINING" from such nonroutine matters.

        Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a "broker nonvote" on nonroutine matters, or (ii) leave your shares unvoted altogether.

        At the 2008 Annual Meeting of Shareholders, one nonroutine matter, a proposal regarding executive compensation, will be presented for a vote. Therefore, we encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

        Our directors have fixed March 7, 2008, as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our Common Stock of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 7, 2008, there were outstanding 260,183,301 shares of Common Stock.

        Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of Common Stock shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share of Common Stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Common Stock shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or "broker nonvotes" will be counted for purposes of determining whether a quorum is present.

        Pursuant to the provisions of our Articles of Incorporation, as amended effective May 10, 2006, a candidate for director will be elected upon receipt of at least a majority of the votes cast by the holders of Common Stock entitled to vote. Accordingly, assuming a quorum is present, each director shall be elected by a vote of the majority of the votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "FOR" a director must exceed the number of votes cast

"AGAINST" that director. Shares voting "ABSTAIN" and shares held in "street name" that are not voted in the election of directors will not be included in determining the number of votes cast.

        Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters to be presented at the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of Common Stock entitled to vote. Assuming a quorum is present, the number of "FOR" votes cast at the meeting for this proposal must exceed the number of "AGAINST" votes cast at the meeting in order for this proposal to be approved. Abstentions from voting and "broker nonvotes" will not count as votes cast and will not have the effect of a "negative" vote with respect to any such matters.

        Approval of the shareholder proposal regarding executive compensation will require the affirmative vote of a majority of the votes cast on the proposal provided that the total votes cast on the proposal represents over 50 percent of the shares entitled to vote on the proposal. Abstentions will not have the effect of "negative" votes with respect to the proposal. Shares held in street name that are not voted with respect to the shareholder proposal regarding executive compensation will not be included in determining the number of votes cast.

        We will announce preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2008. A copy of this quarterly report may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Company's amended By-Laws provide that the number of directors of the Company shall be between eleven (11) and fifteen (15). The amended By-Laws also provide for annual elections of each director. Directors will serve one-year terms upon election at the 2008 Annual Meeting of Shareholders.

        Our Articles of Incorporation require that a candidate in an uncontested election for director receive a majority of the votes cast in order to be elected as a director (number of votes cast "FOR" a director must exceed the number of votes cast "AGAINST" that director). In a contested election (i.e., a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast. Under North Carolina law, a director continues to serve in office until his or her successor is elected or until there is a decrease in the number of directors, even if the director is a candidate for re-election and does not receive the required vote, referred to as a "holdover director." To address the potential for such a "holdover director," our Board of Directors approved a provision in our Corporate Governance Guidelines. The guideline provides that if an incumbent director is nominated, but not re-elected by a majority vote, the director shall tender his or her resignation to the Board. The Corporate Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation. The Board will act on the Corporate Governance Committee's recommendation and publicly disclose its decision and the rationale regarding it within 90 days after receipt of the tendered resignation. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Corporate Governance Committee's recommendation or Board of Directors action regarding the acceptance of the resignation offer. However, if all members of the Governance Committee do not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

        Based on the report of the Corporate Governance Committee (see page 14), the Board of Directors nominates the following 12 nominees to serve as directors with terms expiring in 2009 and until their respective successors are elected and qualified: James E. Bostic, Jr., David L. Burner, Harris E. DeLoach, Jr., William D. Johnson, Robert W. Jones, W. Steven Jones, E. Marie McKee, John H. Mullin, III, Charles W. Pryor, Jr., Carlos A. Saladrigas, Theresa M. Stone, and Alfred C. Tollison, Jr.

        There are no family relationships among any of the nominees for director or among any nominee and any director or officer of the Company or its subsidiaries, and there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

        The election of directors will be determined by a majority of the votes cast at the Annual Meeting at which a quorum is present. This means that the number of votes cast "FOR" a director must exceed the number of votes cast "AGAINST" that director in order for the director to be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

        Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted "FOR" the election of each of the twelve nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

        The names of the 12 nominees for election to the Board of Directors, along with their ages, principal occupations or employment for the past five years, and current directorships of public companies, are set forth below. No information is included regarding Richard L. Daugherty, who will reach the mandatory retirement age for non-employee Board members this year, and thus will retire from the Board at the Annual Meeting of Shareholders on May 14, 2008. Upon the Board's approval, Ms. Theresa M. Stone will replace Mr. Daugherty on the various Board committees on which he currently serves. Charles W. Pryor, Jr., and William D. Johnson, who were elected by the Board on July 11, 2007, and October 12, 2007, respectively, are directors standing for election to the Board by our shareholders for the first time. Mr. Pryor was recommended to the Corporate Governance Committee by Mr. Mullin, who is lead director of our Board. (Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. ("PEC") and Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("PEF"), which are noted below, are wholly owned subsidiaries of the Company.) Information concerning the number of shares of our Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 8 of this Proxy Statement.

        The Board of Directors recommends a vote "FOR" each nominee for director.

Nominees for Election

        JAMES E. BOSTIC, JR., age 60, is Managing Director of HEP Associates, a business consulting firm. He was formerly Executive Vice President of Georgia-Pacific Corporation, a manufacturer and distributor of tissue, paper, packaging, building products, pulp and related chemicals. He has served as a director of the Company since 2002. Mr. Bostic is a member of the Board's Audit and Corporate Performance Committee and the Operations and Nuclear Oversight Committee.

        DAVID L. BURNER, age 68, is retired Chairman and Chief Executive Officer of Goodrich Corporation, a provider of aerospace components, systems and services. He has served as a director of the Company and its predecessors since 1999 and also serves as a director of Briggs & Stratton

Corporation. Mr. Burner is Chair of the Board's Finance Committee and a member of the Executive Committee, the Corporate Governance Committee and the Organization and Compensation Committee.

        HARRIS E. DELOACH, JR., age 63, is Chairman, President and Chief Executive Officer of Sonoco Products Company, a manufacturer of paperboard and paper and plastics packaging products. He previously served as President and CEO of Sonoco Products Company (from July 2000 to April 2005). Mr. DeLoach has served as a Director of the Company since 2006. He also serves as a director of Sonoco Products Company and Goodrich Corporation. Mr. DeLoach is Chair of the Board's Operations and Nuclear Oversight Committee, and a member of the Board's Organization and Compensation Committee, Executive Committee and the Corporate Governance Committee.

        WILLIAM D. JOHNSON, age 54, is Chairman, President and Chief Executive Officer of Progress Energy, Inc. He served as President and Chief Operating Officer of Progress Energy from January 2005 to October 2007. In that role, Mr. Johnson oversaw the generation and delivery of electricity by PEC and PEF. Mr. Johnson has been with Progress Energy (previously CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, and General Counsel and Secretary for Progress Energy, Inc. Before joining Progress Energy, Mr. Johnson was a partner with the Raleigh, North Carolina, office of Hunton & Williams, where he specialized in the representation of utilities.

        ROBERT W. JONES, age 57, is a Senior Advisor of Morgan Stanley, a global provider of financial services to companies, governments and investors. Mr. Jones has held various positions with Morgan Stanley since 1974, most recently serving as Managing Director and Vice Chairman of Investment Banking. He has served as a director of the Company since 2007. Mr. Jones is a member of the Board's Finance Committee and Organization and Compensation Committee.

        W. STEVEN JONES, age 56, is Dean and Professor of Management of UNC Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He is a former CEO and Managing Director of Suncorp-Metway, Ltd. in Brisbane, Queensland, Australia, which provides banking, insurance and investing services. He has served as a director of the Company since 2005 and also serves as a director of Bank of America Corporation and Premier Global. Mr. Jones is a member of the Board's Operations and Nuclear Oversight Committee and the Organization and Compensation Committee.

        E. MARIE MCKEE, age 57, is Senior Vice President of Corning Incorporated, manufacturer of components for high-technology systems for consumer electronics, mobile emissions control, telecommunications and life sciences. She also serves as President and Chief Executive Officer of Steuben Glass. She has served as a director of the Company and its predecessors since 1999. Ms. McKee is Chair of the Board's Organization and Compensation Committee and a member of the Executive Committee, the Corporate Governance Committee and the Operations and Nuclear Oversight Committee.

        JOHN H. MULLIN, III, age 66, is Chairman of Ridgeway Farm, LLC, a limited liability company engaged in farming and timber management. He is a former Managing Director of Dillon, Read & Co. (investment bankers). He has served as a director of the Company and its predecessors since 1999 and also serves as a director of Hess Corporation and Sonoco Products Company. Mr. Mullin is the Board's Lead Director and Chair of the Board's Corporate Governance Committee. He is a member of the Board's Executive Committee, the Finance Committee and the Organization and Compensation Committee.

        CHARLES W. PRYOR, JR., age 63, is Chairman of Urenco Investments, Inc., which oversees construction of uranium enrichment plants. He also has served as President of Urenco Investments Inc. since 2004. Dr. Pryor served as President and CEO of the Utilities Business Group of British Nuclear

Fuels from 2002 to 2004. He has served as a director of the Company since 2007 and also serves as a director of DTE Energy. He is a member of the Board's Audit and Corporate Performance Committee and the Operations and Nuclear Oversight Committee.

        CARLOS A. SALADRIGAS, age 59, is Vice Chairman of Premier American Bank in Miami, Florida. In 2002, he retired as Chief Executive Officer of ADP TotalSource (previously the Vincam Group, Inc.), a Miami-based human resources outsourcing company that provides services to small and mid-sized businesses. He has served as a director of the Company since 2001 and also serves as a director of Advance Auto Parts, Inc. Mr. Saladrigas is a member of the Board's Audit and Corporate Performance Committee and the Finance Committee.

        THERESA M. STONE, age 63, is Executive Vice President and Treasurer of the Massachusetts Institute of Technology Corporation (since February 2007). She previously served as Executive Vice President and Chief Financial Officer of Jefferson-Pilot Financial, now Lincoln Financial Group (from November 2001 to March 2006). She also served as President of Lincoln Financial Media Company (formerly known as Jefferson-Pilot Communications Company) from July 1997 to May 2006. She has served as a director of the Company since 2005. Ms. Stone is a member of the Board's Audit and Corporate Performance Committee and the Finance Committee.

        ALFRED C. TOLLISON, JR., age 65, is retired Chairman and Chief Executive Officer of the Institute of Nuclear Power Operations, a nuclear industry-sponsored nonprofit organization. He has served as a director of the Company since 2006. Mr. Tollison is a member of the Board's Audit and Corporate Performance Committee and the Operations and Nuclear Oversight Committee. He also serves as the Nuclear Oversight Director.

PRINCIPAL SHAREHOLDERS

        The table below sets forth the only shareholder we know to beneficially own more than 5 percent of the outstanding shares of our Common Stock as of December 31, 2007. We do not have any other class of voting securities.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class
Common Stock	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	20,709,660	[1]	7.99

                1Consists of shares of Common Stock held by State Street Bank and Trust Company, acting in various fiduciary capacities. State Street Bank has sole power to vote with respect to 8,452,003 shares, sole dispositive power with respect to 0 shares, shared power to vote with respect to 12,257,657 shares and shared power to dispose of 20,709,660 shares. State Street Bank has disclaimed beneficial ownership of all shares of Common Stock. (Based solely on information contained in a Schedule 13G filed by State Street Bank and Trust Company on February 12, 2008.)

MANAGEMENT OWNERSHIP OF COMMON STOCK

        The following table describes the beneficial ownership of our Common Stock and ownership of Common Stock units as of February 29, 2008, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this proxy statement and (iii) all directors and nominees for director and executive officers as a group. A unit of Common Stock does not represent an equity interest in the Company and possesses no voting rights, but is equal in economic value at all times to one share of Common Stock. As of February 29, 2008, none of the individuals or the group in the above categories owned one percent (1%) or more of our voting securities. Unless otherwise noted, all shares of Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

Name	Number of Shares of Common Stock Beneficially Owned[1]

James E. Bostic, Jr.	5,865	[1]
David L. Burner	7,000	[1]
Richard L. Daugherty (Retiring from the Board at the 2008 Annual Shareholders' Meeting)	7,381	[1]
Fred N. Day IV (Retired effective July 1, 2007)	51,336	[2,3]
Harris E. DeLoach, Jr.	5,000
Clayton S. Hinnant (Retired effective January 1, 2008)	127,828	[2,4]
William D. Johnson	96,232	[2]
Robert W. Jones	1,000
W. Steven Jones	1,000
Jeffrey J. Lyash	15,684	[2]
John R. McArthur	27,605	[2]
E. Marie McKee	3,500	[1]
John H. Mullin, III	10,000	[1,5]
Charles W. Pryor, Jr.	242
Carlos A. Saladrigas	10,600	[1]
Peter M. Scott III	127,446	[2]
Theresa M. Stone	1,000
Alfred C. Tollison, Jr.	1,000
Shares of Common Stock and Units beneficially owned by all Directors and executive officers of the Company as a group (25 persons)	595,698	[6]

                1Includes shares of our Common Stock such director has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options, as follows:

Director	Stock Options
James E. Bostic, Jr.	4,000
David L. Burner	6,000
Richard L. Daugherty	6,000
E. Marie McKee	2,000
John H. Mullin, III	6,000
Carlos A. Saladrigas	6,000

                2Includes shares of Restricted Stock currently held, and shares of our Common Stock such officer has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options as follows:

Officer	Restricted Stock	Stock Options
Fred N. Day IV	—	44,000
Clayton S. Hinnant	—	106,100
William D. Johnson	44,000	—
Jeffrey J. Lyash	10,400	—
John R. McArthur	13,134	—
Peter M. Scott III	41,501	52,000

                3Reflects shares of our Common Stock Mr. Day owned as of July 31, 2007.

                4Reflects shares of our Common Stock Mr. Hinnant owned as of December 31, 2007.

                5Mr. Mullin has a line of credit with Merrill Lynch for which he has pledged as collateral 4,000 shares of Company Common Stock that he owns. No amount is currently outstanding under the line of credit.

                6Includes shares each group member (shares in the aggregate) has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options.

Management Ownership of Units Representing Common Stock

        The table below shows ownership of units representing our Common Stock under the Non-Employee Director Deferred Compensation Plan and units under the Non-Employee Director Stock Unit Plan as of February 29, 2008:

Director	Directors' Deferred Compensation Plan	Non-Employee Director Stock Unit Plan
James E. Bostic, Jr.	8,175	6,092
David L. Burner	12,261	8,615
Richard L. Daugherty	35,653	12,149
Harris E. DeLoach, Jr.	4,202	2,540
Robert W. Jones	1,793	1,260
W. Steven Jones	6,096	3,892
E. Marie McKee	21,205	8,615
John H. Mullin, III	15,872	9,053
Charles W. Pryor	479	1,260
Carlos A. Saladrigas	4,753	6,971
Theresa M. Stone	6,187	3,892
Alfred C. Tollison, Jr.	3,949	2,540

        The table below shows ownership as of February 29, 2008, of (i) performance units under the Long-Term Compensation Program; (ii) performance units recorded to reflect awards deferred under the Management Incentive Compensation Plan ("MICP"); (iii) performance shares awarded under the Performance Share Sub-Plan of the 1997 and 2002 Equity Incentive Plans ("PSSP") (see "Outstanding

Equity Awards at Fiscal Year End Table" on page 53); (iv) units recorded to reflect awards deferred under the PSSP; (v) replacement units representing the value of our contributions to the 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under the Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (vi) Restricted Stock Units ("RSUs") awarded under the 2002 Equity Incentive Plan.

Officer	Long-Term Compensation Program	MICP	PSSP	PSSP Deferred	MDCP	RSUs
Fred N. Day III	—	1,276	55,469	12,289	390	—
Clayton S. Hinnant	1,681	4,835	57,718	15,583	1,263	1,018
William D. Johnson	—	1,509	158,305	—	939	14,808
Jeffrey J. Lyash	—	—	44,201	—	277	13,727
John R. McArthur	—	—	46,915	—	—	13,432
Peter M. Scott III	—	—	115,169	11,727	837	11,690

TRANSACTIONS WITH RELATED PERSONS

        There were no transactions in 2007 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company's directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest.

        Our Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the "Policy"), which is attached to this Proxy Statement as Exhibit A. The Board has determined that the Corporate Governance Committee (the "Governance Committee") is best suited to review and approve Related Person Transactions because the Governance Committee oversees the Board of Directors' assessment of our directors' independence. The Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

        For the purposes of the Policy, a "Related Person Transaction" is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term "Related Person" is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

        Our general policy is to avoid Related Person Transactions. Nevertheless, we recognize that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm's length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities with the SEC and the New York Stock Exchange. Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company's 2007 fiscal year were met except as follows: Jeffrey A. Corbett, Senior Vice President of PEC, inadvertently failed to file on a timely basis a Form 4 with respect to the deferral of a portion of an award granted under the Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on March 15, 2007. Paula J. Sims, Senior Vice President of PEC and Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("PEF"), inadvertently failed to file on a timely basis a Form 4 with respect to the deferral of a portion of an award granted under the Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on March 15, 2007. E. Michael Williams, formerly Senior Vice President of PEC and PEF, inadvertently failed to file on a timely basis a Form 4 with respect to the distribution/payout of an award granted under the Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on May 3, 2007.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

        The Board of Directors operates pursuant to an established set of written Corporate Governance Guidelines (the "Governance Guidelines") that set forth our corporate governance philosophy and the governance policies and practices we have implemented in support of that philosophy. The three core governance principles the Board embraces are integrity, accountability and independence.

        The Governance Guidelines describe Board membership criteria, the Board selection and orientation process and Board leadership. The Governance Guidelines require that a minimum of 80 percent of the Board's members be independent and that the membership of each Board committee, except the Executive Committee, consist solely of independent directors. Directors who are not full-time employees of the Company must retire from the Board at age 73. Directors whose job responsibilities or other factors relating to their selection to the Board change materially after their election are required to submit a letter of resignation to the Board. The Board will have an opportunity to review the continued appropriateness of the individual's Board membership and the Corporate Governance Committee will make the initial recommendation as to the individual's continued Board membership. The Governance Guidelines also describe the stock ownership guidelines that are applicable to Board members and prohibit compensation to Board members other than directors' fees and retainers.

        The Governance Guidelines provide that the Organization and Compensation Committee of the Board will evaluate the performance of the Chief Executive Officer on an annual basis, using objective criteria, and will communicate the results of its evaluation to the full Board. The Governance Guidelines also provide that the Corporate Governance Committee is responsible for conducting an annual assessment of the performance and effectiveness of the Board, and its standing committees, and reporting the results of each assessment to the full Board annually.

        The Governance Guidelines provide that Board members have complete access to our management, and can retain, at our expense, independent advisors or consultants to assist the Board in fulfilling its responsibilities, as it deems necessary. The Governance Guidelines also state that it is the Board's policy that the nonmanagement directors meet in executive session on a regularly scheduled basis. Those sessions are chaired by the Lead Director, John H. Mullin, III, who is also Chairman of the Corporate Governance Committee. He can be contacted by writing to John H. Mullin, III, Lead Director, Progress Energy Board of Directors, c/o John R. McArthur, Senior Vice President, General Counsel and Secretary, P.O. Box 1551, Raleigh, NC 27602-1551. We screen mail addressed to Mr. Mullin for security purposes and to ensure that it relates to discrete business matters that are relevant to the Company. Mail addressed to Mr. Mullin that satisfies these screening criteria will be forwarded to him.

        In keeping with the Board's commitment to sound corporate governance, we have adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all of our employees, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted the Company's Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with our Code of Ethics on an annual basis.

        Our Governance Guidelines and Code of Ethics are posted on our Internet Web site, and can be accessed at www.progress-energy.com under the Investors section. This information is available in print to any shareholder who requests it at no charge.

DIRECTOR INDEPENDENCE

        The Board of Directors has determined that the following current members of the Board are independent, as that term is defined under the general independence standards contained in the listing standards of the New York Stock Exchange (the "NYSE"):

James E. Bostic, Jr.	E. Marie McKee
David L. Burner	John H. Mullin, III
Richard L. Daugherty	Charles W. Pryor, Jr.
Harris E. DeLoach, Jr.	Carlos A. Saladrigas
W. Steven Jones	Theresa M. Stone
Robert W. Jones	Alfred C. Tollison, Jr.

        Additionally, the Board of Directors has determined that Edwin B. Borden, W.D. Frederick, Jr. and Jean Giles Wittner, who served as members of the Board during a portion of 2007, were independent as that term is defined under the general independence standards contained in the NYSE's listing standards. In addition to considering the NYSE's general independence standards, the Board has adopted categorical standards to assist it in making determinations of independence. The Board's categorical independence standards are outlined in our Governance Guidelines and are attached to this Proxy Statement as Exhibit B. All directors, former directors and director nominees identified as independent in this proxy statement meet these categorical standards.

        In determining that the individuals named above are or were independent directors, the Governance Committee considered their involvement in various ordinary course commercial transactions and relationships. During 2007, Ms. McKee and Messrs. DeLoach and Mullin served as officers and/or directors of companies that have been among the purchasers of the largest amounts of electric energy sold by PEC during the last three preceding calendar years. Mr. Mullin also serves as a director of another company that purchases electric energy from PEF. Mr. Robert W. Jones is an employee of Morgan Stanley, which has provided a variety of investment banking services to us during the past several years. Mr. W. Steven Jones is a senior academic officer of a university that received charitable contributions from us during each of the last three fiscal years. Mr. W. Steven Jones also serves as a director of a bank that provides a variety of services to us in the ordinary course of business. He is also a director of a communications technology company that provided services to us in 2007. Messrs. Daugherty and Saladrigas serve as directors of companies that purchase electric energy from PEF. Mr. Tollison is a former employee of PEC and thus receives a modest pension from us. Also in 2007, a subsidiary of a company owned by Ms. Wittner's now deceased spouse provided life and disability insurance to some employees of one of our subsidiaries. All of the described transactions were ordinary course commercial transactions. The Governance Committee considered each of these transactions and relationships and determined that none of them was material or affected the independence of the directors involved under either the general independence standards contained in the NYSE's listing standards or our categorical independence standards.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

        The Board of Directors is currently comprised of thirteen (13) members. The Board of Directors met nine times in 2007. Average attendance of the directors at the meetings of the Board and its committees held during 2007 was 96.5 percent, and no director attended less than 86 percent of all Board and his/her respective committee meetings held in 2007.

        Our company expects all directors to attend its annual meetings of shareholders. Such attendance is monitored by the Governance Committee. All directors who were serving as directors as of May 9, 2007, the date of the 2007 Annual Meeting of Shareholders, attended that meeting.

BOARD COMMITTEES

        The Board of Directors appoints from its members an Executive Committee, an Audit and Corporate Performance Committee, a Finance Committee, an Operations and Nuclear Oversight Committee, an Organization and Compensation Committee, and a Corporate Governance Committee. The charters of all committees of the Board are posted on our Internet Web site and can be accessed at www.progress-energy.com under the Investors section. The charters are available in print to any shareholder who requests them. The current membership and functions of the standing Board committees, as of December 31, 2007, are discussed below. Mr. Daugherty will retire from the Board at the Annual Meeting of Shareholders on May 14, 2008. Upon the Board's approval, Ms. Theresa M. Stone will replace him on the various Board committees on which he currently serves.

Executive Committee

        The Executive Committee is presently composed of one director who is an officer and five nonmanagement Directors: Messrs. William D. Johnson—Chair, David L. Burner, Richard L. Daugherty, Harris E. DeLoach, Jr., E. Marie McKee and John H. Mullin, III. The authority and responsibilities of the Executive Committee are described in our By-Laws. Generally, the Executive Committee will review routine matters that arise between meetings of the full Board and require action by the Board. The Executive Committee held one meeting in 2007.

Audit and Corporate Performance Committee

        The Audit and Corporate Performance Committee (the "Audit Committee") is presently composed of the following six nonmanagement directors: Messrs. Richard L. Daugherty—Chair, James E. Bostic, Jr., Charles W. Pryor, Jr., Carlos A. Saladrigas, Alfred C. Tollison, Jr., and Ms. Theresa M. Stone. All members of the committee are independent as that term is defined under the enhanced independence standards for audit committee members contained in the Securities Exchange Act of 1934 and the related rules, as amended, as incorporated into the listing standards of the New York Stock Exchange. Mr. Saladrigas and Ms. Stone have been designated by the Board as the "Audit Committee Financial Experts," as that term is defined in the SEC's rules. The work of the Audit Committee includes oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, performance of the internal audit function and of the independent registered public accounting firm, and the Corporate Ethics Program. The role of the Audit Committee is further discussed under "Report of the Audit and Corporate Performance Committee" below. The Audit Committee held seven meetings in 2007.

Corporate Governance Committee

        The Governance Committee is presently composed of the following five nonmanagement directors: Messrs. John H. Mullin, III—Chair/Lead Director, David L. Burner, Richard L. Daugherty, Harris E. DeLoach and Ms. E. Marie McKee. All members of the Governance Committee are independent as that term is defined under the general independence standards contained in the New York Stock Exchange listing standards. The Governance Committee is responsible for making recommendations to the Board with respect to the governance of the Company and the Board. Its responsibilities include recommending amendments to our Charter and By-Laws, making recommendations regarding the structure, charter, practices and policies of the Board, ensuring that processes are in place for annual CEO performance appraisal and review of succession planning and management development, recommending a process for the annual assessment of Board performance, recommending criteria for Board membership, reviewing the qualifications of and recommending to the Board nominees for election. The Governance Committee is responsible for conducting investigations into or studies of matters within the scope of its responsibilities and to retain outside advisors to identify director candidates. The Governance Committee will consider qualified candidates for director nominated by shareholders at an annual meeting of shareholders; provided, however, that written notice of any shareholder nominations must be received by the Secretary of the Company no later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year's annual meeting. See "Future Shareholder Proposals" below for more information regarding shareholder nominations of directors. The Corporate Governance Committee held five meetings in 2007.

Finance Committee

        The Finance Committee is presently composed of the following six nonmanagement directors: Messrs. David L. Burner—Chair, Richard L. Daugherty, Robert W. Jones, John H. Mullin, III, Carlos A. Saladrigas, and Ms. Theresa M. Stone. The Finance Committee reviews and oversees our financial policies and planning, financial position, strategic planning and investments, pension funds and financing plans. The Finance Committee also monitors our risk management activities, financial position and recommends changes to our dividend policy and proposed budget. The Finance Committee held five meetings in 2007.

Operations and Nuclear Oversight Committee

        The Operations and Nuclear Oversight Committee is presently composed of the following six nonmanagement directors: Messrs. Harris E. DeLoach, Jr.—Chair, James E. Bostic, Jr., W. Steven Jones, Charles W. Pryor, Jr., Alfred C. Tollison, Jr. and Ms. E. Marie McKee. The Operations and Nuclear Oversight Committee reviews our load forecasts and plans for generation, transmission and distribution, fuel procurement and transportation, customer service, energy trading and term marketing, and other Company operations. The Operations and Nuclear Oversight Committee reviews and assesses our policies, procedures, and practices relative to the protection of the environment and the health and safety of employees, customers, contractors and the public. The Operations and Nuclear Oversight Committee advises the Board and makes recommendations for the Board's consideration regarding operational, environmental and safety-related issues. The Operations and Nuclear Oversight Committee held three meetings in 2007.

Organization and Compensation Committee

        The Organization and Compensation Committee (the "Compensation Committee") is presently composed of the following six nonmanagement directors: Ms. E. Marie McKee—Chair, Messrs. David L. Burner, Harris E. DeLoach, Jr., Robert W. Jones, W. Steven Jones, and John H. Mullin, III. All members of the Compensation Committee are independent as that term is defined under the general independence standards contained in the New York Stock Exchange listing standards. The Compensation Committee verifies that personnel policies and procedures are in keeping with all governmental rules and regulations and are designed to attract and retain competent, talented employees and develop the potential of these employees. The Compensation Committee reviews all executive development plans, makes executive compensation decisions, evaluates the performance of the Chief Executive Officer and oversees plans for management succession.

        The Compensation Committee may hire outside consultants and the Compensation Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. Annually, the Compensation Committee evaluates the performance of its compensation consultant to assess its effectiveness. Through November 2007, the Compensation Committee retained Mercer Human Resources Consulting as its executive compensation and benefits consultant to assist the Compensation Committee in meeting its compensation objectives for our company. In November 2007, the Compensation Committee retained Hewitt Associates as its new compensation consultant. The change in consultants was a result of the Compensation Committee's continuing review of its needs and the exercise of its discretion.

        The Compensation Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:

  •
  Advising the Compensation Committee on general trends in executive compensation and benefits;

  •
  Performing benchmarking and competitive assessments;

  •
  Designing incentive plans;

  •
  Performing financial analysis of and determining shareholder value drivers; and

  •
  Recommending appropriate performance metrics and financial targets.

        The Compensation Committee's chair or the chairman of our Board of Directors may call meetings, other than previously scheduled meetings, as needed. The Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate. Appropriate officers of the Company shall provide staff support to the Compensation Committee. Peter M. Scott III, our Chief Financial Officer, serves as management's liaison to the Compensation Committee. William D. Johnson, our Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Compensation Committee regarding those executives' compensation.

        The Compensation Committee held 12 meetings in 2007.

Compensation Committee Interlocks and Insider Participation

        None of the directors who served as members of the Compensation Committee during 2007 was our employee or former employee and none of them had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2007, none of our executive officers served on the compensation committee (or equivalent), or the board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

The Corporate Governance Committee

        The Governance Committee performs the functions of a nominating committee. The Governance Committee's Charter describes the Governance Committee's responsibilities, including recommending criteria for membership on the Board, reviewing qualifications of candidates and recommending to the Board nominees for election to the Board. As noted above, the Governance Guidelines contain information concerning the Committee's responsibilities with respect to reviewing with the Board on an annual basis the qualification standards for Board membership and identifying, screening and recommending potential directors to the Board. All members of the Governance Committee are independent as defined under the general independence standards of the New York Stock Exchange's listing standards. Additionally, the Governance Guidelines require that all members of the Committee be independent.

Director Candidate Recommendations and Nominations by Shareholders

        Shareholders should submit any director candidate recommendations in writing in accordance with the method described under "Communications with the Board of Directors" below. Any director candidate recommendation that is submitted by one of our shareholders to the Governance Committee will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chairman of the Governance Committee, who will place consideration of the recommendation on the agenda for the Governance Committee's regular December meeting. The Governance Committee will discuss candidates recommended by shareholders at its December meeting, and present information regarding such candidates, along with the Governance Committee's recommendation regarding each candidate, to the full Board for consideration. The full Board will determine whether it will nominate a particular candidate for election to the Board.

        Additionally, in accordance with Section 11 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in "Future Shareholder Proposals" below.

Governance Committee Process for Identifying and Evaluating Director Candidates

        The Governance Committee evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board's qualification standards, which are described in the Governance Guidelines. The Committee evaluates each candidate's qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity, sound judgment, independence as defined under the general independence standards contained in the NYSE listing standards, and the categorical standards adopted by the Board, financial acumen, strategic thinking, ability to work effectively as a team member, demonstrated leadership and excellence in a chosen field of endeavor, experience in a field of business, professional or other activities that bear a relationship to our mission and operations, appreciation of the business and social environment in which we operate, an understanding of our responsibilities to shareholders, employees, customers and the communities we serve, and service on other boards of directors that could detract from service on our Board.

Communications with the Board of Directors

        The Board has approved a process for shareholders and other interested parties to send communications to the Board. That process provides that shareholders and other interested parties can send communications to the Board and, if applicable, to the Governance Committee or to specified individual directors, including the Lead Director, in writing c/o John R. McArthur, Senior Vice President, General Counsel and Secretary, Progress Energy, Inc., P.O. Box 1551, Raleigh, N.C. 27602-1551.

        We screen mail addressed to the Board, the Governance Committee or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") has four parts. The first part describes the Company's executive compensation philosophy and provides an overview of the compensation program and process. The second part describes each major element of the Company's executive compensation program. The third part describes how the Organization and Compensation Committee of the Company's Board of Directors (in this CD&A, the "Committee") applied each element to determine the compensation paid to each of the named executive officers in the Summary Compensation Table on page 42 (the "named executive officers") for the services they provided to the Company in 2007. For 2007, the Company's named executive officers were:

  •
  Robert B. McGehee, formerly Chairman and Chief Executive Officer (deceased — October 9, 2007);

  •
  William D. Johnson, Chairman, President and Chief Executive Officer (formerly President and Chief Operating Officer);

  •
  Peter M. Scott III, Executive Vice President and Chief Financial Officer;

  •
  Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer (retired effective January 1, 2008);

  •
  John R. McArthur, Senior Vice President and General Counsel;

  •
  Jeffrey J. Lyash, President and Chief Executive Officer, Progress Energy Florida, Inc.; and

  •
  Fred N. Day IV, President and Chief Executive Officer, Progress Energy Carolinas, Inc. (retired effective July 1, 2007).

        The fourth part consists of the Compensation Committee's Report. Following the CD&A are the tables setting forth the 2007 compensation for each of the named executive officers, as well as a discussion concerning compensation for the members of the Company's Board of Directors. Throughout this CD&A, the Company is at times referred to as "we," "our" or "us."

I.    COMPENSATION PHILOSOPHY AND OVERVIEW

        We are an integrated electric utility primarily engaged in the regulated utility business. Our executive compensation philosophy is designed to provide competitive and reasonable compensation consistent with the three key principles that we believe are critical to our long-term success as described below:

  •
  Aligning the interests of shareholders and management.  We believe that our major shareholders invest in the Company because they believe we can produce average annual total shareholder return in the 7 percent to 10 percent range over a three- to five-year holding period. Total shareholder return is defined as the stock price appreciation plus dividends over the period, divided by the share price at the beginning of the period. Further, our investors do not expect or desire significant volatility in our stock price. Accordingly, our executive compensation program is designed to encourage management to lead our company in a way that consistently produces earnings per share growth and sustained dividend growth.

  •
  Rewarding operating performance results that are consistent with reliable and efficient electric service. We believe that to achieve this goal over the long-term, we must:

  •
  deliver high levels of customer satisfaction;

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  operate our systems reliably and efficiently;

  •
  maintain a constructive regulatory environment;

    •
    have a productive, engaged and highly-motivated workforce;

    •
    meet or exceed our operating plans and budgets;

    •
    be a good corporate citizen; and

    •
    produce value for our investors.

        Therefore, we determine base salary increases and annual incentive compensation based on corporate performance in these areas, along with individual contribution and performance.

  •
  Attracting and retaining an experienced and effective management team.  The competition for skilled management is significant in the utility industry. We believe that the management of our business requires executives with a variety of experiences and skills. We expect the competition for talent to continue to intensify, particularly in the nuclear area, as the industry enters a significant capital expenditure phase. To address this issue, we have designed market-based compensation programs that are competitive and are aligned with our corporate strategy.

        Consistent with these principles, the Committee seeks to provide executive officers a compensation program that is competitive in the market place and provides the incentives necessary to motivate the executives to perform in the best interest of the Company and its shareholders. The Committee also believes that it is in the best interest of the Company and its shareholders to have skilled, engaged and high-performing executives who can sustain the Company's ongoing performance.

        In determining an individual executive officer's compensation opportunity, the Committee believes that the compensation opportunity must be competitive within the marketplace for the specific role of the particular executive officer. As such, the compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Chief Executive Officer is responsible for the overall performance of the Company and, as such, his position has a greater scope of responsibility than our other executive positions. Additionally, from a market analysis standpoint, the position of chief executive officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Chief Executive Officer's compensation opportunity at levels that reflect the responsibilities of his position and the Committee's expectations. To establish the appropriate compensation opportunity for each executive officer, the Company seeks to balance the value of the various elements of compensation to the Company against the perceived value of those elements to the executive officer.

COMPENSATION PROGRAM STRUCTURE

        The table below summarizes the current elements of our executive compensation program.

Element	Description	Primary Purpose	Short- or Long-Term Focus
Base Salary	Fixed compensation. Annual merit increases reward performance.	Aids in attracting and retaining executives and rewards operating performance results that are consistent with reliable and efficient electric service.	Short-term (annual)
Annual Incentive	Variable compensation based on achievement of annual performance goals.	Rewards operating performance results that are consistent with reliable and efficient electric service.	Short-term (annual)
Long-Term Incentives — Performance Shares	Variable compensation based on achievement of long-term performance goals.	Align interests of shareholders and management and aid in attracting and retaining executives.	Long-term
Long-Term Incentives — Restricted Stock/Restricted Stock Units	Fixed compensation based on target levels. Service-based vesting.	Align interests of shareholders and management and aid in retaining executives.	Long-term
Supplemental Senior Executive Retirement Plan	Formula-based compensation, based on salary, bonus and eligible years of service.	Aids in attracting and retaining executive officers.	Long-term
Management Change-In-Control Plan	Elements based on specific plan eligibility.	Aligns interests of shareholders and management and aids in (i) attracting executives, and (ii) retaining executives during transition following a change-in-control.	Long-term
Employment Agreements	Define Company's relationship with our executives and provide protection to each of the parties.	Aid in attracting and retaining executives.	Long-term
Executive Perquisites	Personal benefits awarded outside of base salaries.	Aid in attracting and retaining executives.	Short-term (annual)
Other Broad-Based Benefits	Employee benefits such as health and welfare benefits, 401(k) and pension plan.	Aid in attracting and retaining executives.	Both Short- and Long-term
Deferred Compensation	Provides executives with tax deferral options in addition to those available under our qualified plans.	Aids in attracting and retaining executives.	Long-term

        The Committee believes the various compensation program elements:

    •
    link compensation with our short-term and long-term success by using operating and financial performance measures in determining payouts for annual and long-term incentive plans;

    •
    align management interests with investor expectations by rewarding executive officers for delivering long-term total shareholder return;

    •
    attract and retain executives by maintaining compensation that is competitive with our peer group;

    •
    foster effective teamwork and collaboration between executives working in different areas to support our core values, strategy and interests;

    •
    balance the perceived value of compensation elements to our executives with our actual cost;

    •
    comply in all material respects with applicable laws and regulations; and

    •
    can be readily understood by us, the Committee, our executives and our shareholders, and provide ease of administration.

PROGRAM ADMINISTRATION

        Our executive compensation program is administered by the Committee, which is composed of six independent directors (as defined under the New York Stock Exchange ("NYSE") corporate governance rules). Members of the Committee currently do not receive compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the "Director Compensation" section on page 76 of this proxy statement.

        The Committee's charter authorizes the Committee to hire outside consultants, and the Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. The Committee evaluates the performance of its compensation consultant annually to assess the consultant's effectiveness in assisting the Committee with implementing the Company's compensation program and principles. Through November 2007, the Committee retained Mercer Human Resources Consulting ("Mercer") as its executive compensation and benefits consultant to assist the Committee in meeting its compensation objectives for our company. In November 2007, the Committee retained Hewitt Associates ("Hewitt") as its new compensation consultant. Under the terms of its engagement, Hewitt reports directly to the Committee. The change in consultants was a result of the Committee's continuing review of its needs. Throughout the remainder of this CD&A, the term "compensation consultant" refers to Hewitt unless otherwise noted.

        The Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:

  •
  advising the Committee on general trends in executive compensation and benefits;

  •
  performing benchmarking and competitive assessments;

  •
  designing incentive plans;

  •
  performing financial analysis of and determining shareholder value drivers; and

  •
  recommending appropriate performance metrics and financial targets.

        Our executive officers meet with the compensation consultant to ensure the consultant understands the Company's business strategy. In addition, the executive officers ensure that the Committee receives administrative support and assistance, and make recommendations to the Committee to ensure that compensation plans are aligned with our business strategy and meet the principles described above. Peter M. Scott III, our Chief Financial Officer, serves as management's liaison to the Committee. Our executive officers and other Company employees provide the consultant with information regarding our executive compensation plans and benefits and how we administer them on an as-needed basis. William D. Johnson, our Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives' compensation. The Committee conducts annual performance evaluations of Mr. Johnson.

COMPETITIVE POSITIONING PHILOSOPHY

        The Committee's compensation philosophy is to establish target compensation opportunities near the 50th percentile of the market, with flexibility to pay higher or lower amounts based on individual and corporate performance. The Committee believes that this philosophy is aligned with our executive compensation objective of linking pay to actual performance.

        On an annual basis, the Committee's compensation consultant provides the Committee with a written analysis comparing base salaries, annual incentives and long-term incentives of our executive officers to compensation paid to executive officers of our peers. Prior to 2007, the Company used three comparison groups: two electric utility groups and one general industry group. For 2007, based on Mercer's recommendation, the Committee approved the use of a peer group consisting of 18 integrated utilities (that is, utilities that have transmission, distribution and generation assets). The peer group was chosen based on many factors including revenue, market capitalization and percentage of regulated assets; the peer group also consists of the companies with which we primarily compete for executive talent. The table below lists the companies in the peer group we use for benchmarking purposes.

Allegheny Energy, Inc.	Edison International	Pinnacle West Capital Corporation

Ameren Corporation	Entergy Corporation	PPL Corporation

American Electric Power Company, Inc.	Exelon Corporation	SCANA Corporation

Dominion Resources, Inc.	FirstEnergy Corporation	Southern Company

Duke Energy Corporation	FPL Group, Inc.	TECO Energy

DTE Energy Company	PG&E Corporation	Xcel Energy, Inc.

        The Committee believes this peer group is appropriate for overall compensation comparisons because it reflects the most appropriate and comparable employment markets for our executive officers. The Committee will continue to evaluate and monitor the peer group to ensure that it remains appropriate for such comparisons.

SECTION 162(m) IMPACTS

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits, with certain exceptions, the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:

  •
  administered by a committee of outside directors;

  •
  based on achieving objective performance goals; and

  •
  disclosed to and approved by the shareholders.

        The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. However, the Committee bases its compensation decisions on the compensation principles discussed above, not Section 162(m). The Committee believes the current design of our compensation program effectively links pay to performance and provides appropriate flexibility in determining amounts to be awarded. Therefore, the Committee has not adopted a policy requiring that executive compensation be deductible under Section 162(m).

STOCK OWNERSHIP GUIDELINES

        To align the interests of our executives with the interests of shareholders, the Board of Directors adopted stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a personal stake in the Company through a significant equity investment in the Company. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Company common stock within five years of assuming his or her position. The required levels of ownership are designed to reflect the increasing levels of responsibility that the executive positions entail.

        The stock ownership guidelines for our executive officer positions are shown in the table below:

Position Level	Share Ownership Guidelines
Chief Executive Officer	4.0 times Base Salary
Chief Operating Officer	3.5 times Base Salary
Chief Financial Officer	2.5 times Base Salary
Presidents/Senior Vice Presidents	2.5 times Base Salary

        Our compensation consultant has advised us that the multiples established in our ownership guidelines are consistent with those of our peer group.

        For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in any defined contribution, Employee Stock Ownership Plan or other stock-based plan; (iii) performance shares/units or phantom stock deferred under an annual incentive or base salary deferral plan; (iv) performance shares/units or phantom stock earned and deferred in any long-term incentive plan account; (v) vested and unvested restricted stock awards; and (vi) stock held in a family trust or immediate family holdings.

        As of February 29, 2008, our named executive officers were in compliance with the guidelines (see Management Ownership table on page 8 of this proxy statement for specific details).

II.    ELEMENTS OF COMPENSATION

        The various elements of our executive compensation program described above under the caption "Compensation Program Structure" on page 20 above are designed to meet the three key principles described under the caption "Compensation Philosophy and Overview" on page 18 of this proxy statement. We have designed an allocation of long-term to short-term compensation that reflects the job responsibilities of the executive and provides an incentive for the executive to maximize his or her contribution to the Company. In general, we believe that the more senior an executive's position, the greater responsibility and influence he or she has regarding the long-term strategic direction of the Company. Thus, the Chief Executive Officer's target long-term compensation is designed to account for approximately two-thirds of his total compensation package. By comparison, Senior Vice Presidents' target long-term compensation is designed to constitute approximately half of their total compensation packages. Under this approach, executives who bear the most responsibility for and influence over the Company's long-term performance receive compensation packages that provide greater incentives to achieve the Company's long-term objectives.

        The table below shows the mix of short-term and long-term incentive awards to each named executive officer for 2008. Percentages for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

			Long-Term Incentive Targets
		Short-Term (annual) Incentive Target[2]			Total Incentive Target
Named Executive Officer[1]	Base Salary (as of 1/1/08)		Performance Shares[3]	Restricted Stock
William D. Johnson	$950,000	85%	233%	117%	435%
Peter M. Scott III	$675,000	63%	165%	85%	313%
John R. McArthur	$435,000	45%	100%	50%	195%
Jeffrey J. Lyash	$400,000	55%	117%	58%	230%

                1Table includes only those named executive officers who were employees of the Company on January 1, 2008. (Mr. McGehee died on October 9, 2007. Mr. Hinnant retired effective January 1, 2008. Mr. Day retired effective July 1, 2007.)

                2Annual incentive can range from 0%-200% of target.

                3Performance shares may be awarded up to 125% of target and payouts can range from 0%-200% of grant.

        To assess overall compensation, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets show the entire range of potential compensation opportunities and include a summary of compensation paid to the executive for each of the previous three years. The Committee also reviews the estimated values of vested and unvested balances of accumulated long-term incentives that have been awarded to each senior executive. Beginning in 2007, the tally sheets were enhanced to include the increase in the annual accrued value of the Supplemental Senior Executive Retirement Plan. The Committee also uses tally sheets in adjusting annual compensation and long-term incentive awards to reflect its level of satisfaction with a particular executive's job performance.

        Each of the elements of our current executive compensation program is described below.

1.    BASE SALARY

        The primary purposes of base salaries are to aid in attracting and retaining executives and reward operating performance results that are consistent with reliable and efficient electric service. Base salary levels are established based on data from the utility peer group identified above and consideration of each executive officer's skills, experience, responsibilities and performance. In evaluating base salaries, the Committee also considers the fact that an individual's base salary impacts other compensation elements, including the annual incentive, long-term incentives and Supplemental Senior Executive Retirement Plan benefits, because the target amounts for each of those elements are expressed as a percentage of annual base salary earnings. Market compensation levels are used to assist in establishing each executive's job value (commonly called the midpoint at other companies). Job values serve as primary market reference for determining base salaries.

        Each year, the compensation consultant establishes job values for our executive officer positions. Based on these job values, the Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries, adjusts them as it deems appropriate and approves them in the first quarter of each year based on the executives' achievement of individual and Company goals and market trends that result in changes to job values. The Committee meets in executive session with the compensation consultant to review and establish the Chief Executive Officer's salary.

        The Committee's compensation philosophy is to establish job values near the 50th percentile of the market for our peer group. The Committee may choose to establish base salaries at a higher percentile of the market to address such factors as competition, retention, succession planning, and the uniqueness and complexity of a position. For example, during 2007, Mr. Hinnant's base salary was set at $80,000 above the 50th percentile of the market for our peer group. The Committee determined that this level of base salary was appropriate because of his nuclear industry experience and expertise and the current business need and market demand for such expertise. On average, 2007 named executive officer base salaries were 4.4 percent above the 50th percentile of the market for our peer group. Base salaries were above the median due to the 2007 philosophy shift from targeting the 75th percentile of the market for our peer group to begin targeting the 50th percentile of the market for our peer group. Rather than abruptly reducing the base salaries from the 75th percentile to the new targeted 50th percentile for current executives, the Committee chose to implement the new job values on a more gradual basis. Over time, the Committee expects the average base salary percentile to continue to move toward the market median. We discuss how individual named executive officers' base salaries compared to the targeted benchmark in "2007 COMPENSATION DECISIONS" on page 36 below.

2.    ANNUAL INCENTIVE

        We sponsor the Management Incentive Compensation Plan ("MICP"), an annual cash incentive plan, in which our executives participate. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance objectives. MICP targets are based on a percentage of each executive's base salary and, beginning in 2007, are intended to offer target award opportunities that approximate the 50th percentile of the market for our peer group. For 2007, all MICP targets for our named executive officers were at or below the 50th percentile.

        Each year, the Committee establishes the threshold, target and outstanding levels for the performance measures applicable to the named executive officers. The specific performance levels are established based on the Company's annual goals and objectives for corporate earnings per share and business unit earnings before interest, taxes, depreciation and amortization ("EBITDA"). The specific performance targets established by the Committee for 2007 are set forth below in the section captioned "2007 COMPENSATION DECISIONS" on page 36 below. Each performance measure is assigned a weight based on the relative importance of that indicator to the Company's performance. During the year, updates are provided to the Committee on the Company's performance as compared to the indicators. The MICP's performance targets are designed to align with our financial plan and are intended to appropriately motivate the named executive officers to achieve the desired corporate financial objectives.

        The determination of the annual MICP award that each named executive officer receives has two steps: 1) funding the MICP awards; and 2) determining individual MICP awards. First, the Committee determines the total amount that will be made available to fund MICP awards to managers and executives, including the named executive officers. To determine the total amount available to fund all

MICP awards, we calculate an amount for each MICP participant by multiplying each participant's base salary by a performance factor (based on the sum of a participant's weighted target award achievements). The performance factor ranges between 0 and 200 percent of a participant's target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the named executive officers. For 2007, the maximum amount available for funding MICP awards was limited to 4 percent of the Company's after-tax ongoing net income. The 4 percent limitation was removed effective January 1, 2008, to accommodate the Company's decision to increase the number of MICP participants to include all supervisors. The supervisors were added to provide incentive and accountability for all levels of the Company's management team and to better align compensation with management performance.

        For 2007, the named executive officers' performance measures under the MICP were weighted among earnings per share and EBITDA as follows:

		Performance Measures (Relative Percentage Weight)
Named Executive Officer	Target Opportunity	Company Earnings Per Share	PEC EBITDA	PEF EBITDA
Robert B. McGehee and William D. Johnson*	85%	100%	—	—
William D. Johnson (through October 11, 2007)*	70%	45%	33%	22%
Peter M. Scott III	63%	100%	—	—
Clayton S. Hinnant	45%	35%	46%	19%
John R. McArthur	45%	100%	—	—
Jeffrey J. Lyash	55%	45%	—	55%
Frederick N. Day IV	55%	45%	55%	—

                *Mr. Johnson's performance measure opportunities and relative weights under the MICP were adjusted effective October 12, 2007, to reflect his becoming the Company's Chairman, President and CEO. Mr. Johnson's MICP award for 2007 was prorated to reflect the proportion of time served in his respective roles.

        Second, the Committee utilizes discretion to determine the MICP award to be paid to each executive. This determination is based on the executive's target award opportunity, the degree to which the Company achieved certain goals, and the executive's individual performance based on achieving personal and operating performance results.

        As allowed by the MICP, the Committee uses discretion to adjust award amounts up or down depending on factors that it deems appropriate, such as storm costs and other items including impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses core ongoing earnings per share as defined and reported by the Company in its annual earnings release. With respect to 2007, the Committee exercised that discretion for the three performance measures—earnings per share, PEC EBITDA, and PEF EBITDA. The Committee adjusted earnings per share results upward by six cents to account for the net impact of GridSouth write-off, additional amortization, lease write-offs and the MEMCO sales and use tax reserve. The Committee adjusted the PEC EBITDA results upward by $2 million to reflect the net impact of pension contributions, legal settlements, asset sale reclassifications and normal weather. The Committee also adjusted the PEF EBITDA upward by $52 million to reflect the net impact of normal weather, pension contributions, regulatory disallowances, legal settlements, sales and use tax audit, and asset sale reclassifications. These adjustments resulted in earnings per share, PEC and PEF EBITDA performance at 170 percent, 116 percent and 73 percent of target, respectively.

3.    LONG-TERM INCENTIVES

        The 2007 Equity Incentive Plan (the "Equity Incentive Plan") was approved by our shareholders in 2007 and allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the named executive officers. The awards are provided to the named executive officers to align the interests of each executive with those of the Company's shareholders. Under the Equity Incentive Plan, awards may be granted in any combination of options, restricted stock, restricted stock units, performance shares or any other right or option payable in the form of stock. Currently, the Committee utilizes only two types of equity-based incentives: restricted stock units and performance shares.

        The Committee has determined that to accomplish our compensation program's purposes effectively, equity-based awards should consist of one-third restricted stock units and two-thirds performance shares. This allocation reflects the Committee's strategy of utilizing long-term incentives to retain officers, align officers' interests with those of the Company's shareholders and drive specific financial performance. Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial goals. To that end, the Committee links the number of performance shares earned to the level of performance of the Company over a three-year period. Restricted stock units are service-based and provide an opportunity for the executive officer's interests to be further aligned with shareholder interests if the executive remains with the Company long enough for the restricted stock units to vest. For 2007, the named executive officers' restricted stock units were issued to vest in one-third increments in each of the third, fourth and fifth years following the grant date.

        Beginning in 2007, the Committee adjusted the Equity Incentive Plan targets for named executive officers to reflect its compensation philosophy of setting target compensation at the 50th percentile of market rather than the 75th percentile. This adjustment in Equity Incentive Plan targets resulted in the lowering of long-term incentive targets for many of the named executive officers. The table below shows the 2007 adjustments in long-term incentive targets for each of the named executive officer's positions.

Long-Term Incentive Award Target 1

	Performance Shares Target Award		Restricted Stock Units Target Award

Position2	2007	2006	2007	2006

Chief Executive Officer	233%	290%	117%	145%
Chief Operating Officer	184%	200%	91%	100%
Chief Financial Officer3	165%	165%	85%	85%
Presidents, PEC and PEF	117%	133%	58%	67%
Senior Vice Presidents	100%	110%	50%	55%

                1 Target award amounts are expressed as percentages of base salaries for the listed positions.

                2 Position held at Progress Energy, Inc. unless otherwise noted.

                3 Targets were set pursuant to Mr. Scott's 2005 Amended Employment Agreement and therefore were not reduced.

        In determining long-term incentive targets, the Committee may choose to establish targets at a higher percentile of the market to address such factors as competition, retention, succession planning and the uniqueness and complexity of a position. For example, during 2007, Mr. Lyash's long-term incentive target was set at 175 percent, which is 12 percent above the 50th percentile of the market for our peer group. The Committee determined that this level of long-term incentive was appropriate because of competition, retention, current business needs, Mr. Lyash's nuclear industry experience and expertise, and succession planning. On average, 2007 named executive officer long-term incentive targets were at 207 percent, which is 13.4 percent above the 50th percentile of the market for our peer group. Long-term incentive targets were above the median due to the 2007 philosophy shift from targeting the 75th percentile of the market for our peer group to begin targeting the 50th percentile of the market for our peer group. With this change in compensation philosophy, the Committee expects that, over time, the long-term incentive targets will continue to move toward the market median. We discuss how individual named executive officers' long-term incentive targets compared to the targeted benchmarks in "2007 COMPENSATION DECISIONS" on page 36 below.

        Grants of equity-based awards typically occur in the first quarter, after the annual earnings release. This timing allows current financial information to be fully disclosed and publicly available prior to any grants.

        After October 2004, we ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

Performance Shares

        The Performance Share Sub-Plan ("PSSP") authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of the Company's common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. The closing stock price on the last trading day of the year prior to the beginning of the performance period is used to calculate the number of performance shares issued to each participant. The Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125 percent of target. In 2007, the Committee did not exercise this discretion with respect to any of the named executive officers.

        In 2007, the Committee, along with Mercer, concluded that the performance shares had failed to meet the primary objectives of the executive compensation philosophy in part because the nature of the industry had changed. The Committee reached this conclusion because the peer companies established for the performance share metrics included unregulated companies that were not an appropriate comparison group because of the regulated nature of our business. Progress Energy, a regulated electric utility holding company, is considered to be part of the broader industry classification of electric utilities. The company is included in several well-publicized indices, including the S&P electric index and the Philadelphia utility index. Over the past decade, as deregulation has occurred in several geographic areas of the United States, the investor community has separated the utility industry into a number of subsectors. The two main themes of separation are 1) in which aspect of the value chain does the company participate: generation, transmission and/or delivery, and 2) how much of its business is governed by rate-of-return regulation as opposed to competitive markets. Thus, the industry now has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance characteristics such as earnings multiples, earnings growth prospects and dividend yields.

        Progress Energy generally is identified as being in the regulated integrated subsector. This means Progress Energy and its peer companies are primarily rate-of-return regulated, operate in the full range of the value chain, and typically have requirements to serve all customers under state utility regulations. Other companies that are similar to us from a business model perspective and that are generally categorized in our subsector include companies like Southern Company, Duke Energy, SCANA, Xcel and PG&E. The Committee, therefore, monitors companies like these in comparing and evaluating Progress Energy's financial performance for investors.

        Additionally, the Committee recognized that management had both preserved and grown shareholder value since the 2000 merger of Carolina Power & Light and Florida Progress that created Progress Energy. The Committee also recognized that management had successfully executed our strategy to divest of noncore businesses. Finally, the Committee recognized that management had positioned the Company well to focus on delivering future value to investors through the profitable growth of our two primary subsidiaries, PEF and PEC. The Committee observed that previously issued performance share grants were ineffective at linking these significant achievements to long-term compensation due to the unstable performance results of the PSSP peer group companies and the frequently changing composition of the peer group as a result of merger activity or severe financial distress.

        The volatility in the peer group's composition and performance dramatically impacted the way our relative performance was assessed in terms of PSSP metrics. (For example, even though management had many achievements during the performance period, there was no payout for the performance shares that were issued in 2004 and vested in 2007, because the Company did not achieve the required relative total shareholder return and EBITDA growth.) Based on its observations, the Committee concluded that the performance share metrics have had and will continue to have little relevance in motivating and measuring management's performance in executing our business strategy and in producing value for our investors. In an effort to overcome the ineffectiveness of the previous performance metrics, the Committee redesigned the PSSP by adopting new performance metrics for the performance shares and by adopting a transition plan.

        The redesigned PSSP is intended to be competitive for retention purposes and to better motivate, align and measure management's performance. The redesigned PSSP provides that beginning in 2007, performance shares utilize an adjusted measure of total shareholder return as the sole measure for determining the amount of an award upon vesting. The Committee determined that the total shareholder return measure should be adjusted to ensure that the performance measure is not unduly affected by price to earnings ratio changes that are largely beyond management's control. The Committee designed the total shareholder return performance measure to be calculated assuming a constant price to earnings ratio, which would be set at the beginning of each grant's performance period. The performance measure also uses the Company's publicly reported core ongoing earnings as the earnings component for determining performance share awards. The Committee chose this method, which we will refer to as "Total Business Return," as the sole performance measure to support its desire to better align the long-term incentives with the interests of our shareholders and to emphasize our focus on dividend and earnings per share growth. The performance measures for the performance shares granted in 2007 are shown in the table below.

		Threshold	Target	Outstanding

Total Shareholder Return*	<5%	5%	8%	10.5% or >

% of Target Award Earned	0%	50%	100%	200%

                * Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect the Company's core ongoing earnings per share for each year of the performance period.

        The Committee established the performance share target and outstanding measures at 8 percent and 10.5 percent, respectively, to reflect the financial performance that we publicly disclosed as the combined targeted growth rate for earnings per share and dividends. Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect the Company's actual performance.

        In addition to adopting new performance measures for performance shares as described above, the Committee requested that Mercer design a transition plan to bridge the old plan and the new plan. This request was based upon the Committee's conclusion that, due to the way the performance metrics for the currently outstanding performance shares are structured, the PSSP was not effective at measuring past performance and would likely not reflect the achievement of our financial goals during the three-year transition period prior to the first performance share payouts under the redesigned PSSP program. The transition plan was consistent with the objectives behind the new performance metrics and better aligned pay with performance in the context of our strategic plan. In making this decision, the Committee considered many factors, including the following:

  •
  the PSSP participants had been successful in positioning us to meet long-term challenges that lie ahead;

  •
  over the past few years, the Committee had been reviewing the performance metrics utilized under the PSSP and determined that the outstanding PSSP grants were not effective at measuring our performance over the grant term; and

  •
  the Committee desired to motivate participants' future performance and reward the participants' efforts in financial and operational achievement during the transition period, including our achievement of the desired total shareholder return targets for each year in the performance period.

        To address these issues, the Committee awarded interim grants of performance units to our officers (the "Transitional Grants") in addition to the annual 2007 performance share grant. Transitional Grants were determined using the same redesigned adjusted measure of total shareholder return as the annual grants described above.

        The Transitional Grants consist of two separate grants with one vesting in 2008 and one vesting in 2009. The amount of each grant to the named executive officers was equal to such officers' revised PSSP long-term incentive target for 2007. The Committee, with the advice of Mercer, set the transitional grant amounts at the target levels. This approach reflected the Committee's view that target levels were appropriately set as the effective market levels for the long-term incentive awards. Any award from the Transitional Grants will be reduced by awards, if any, from the outstanding 2005 and 2006 performance share grants vesting in the same year that the Transitional Grants vest. (Based on current relative performance expectations, the Company does not expect to make a payout in connection with the performance shares that were issued in 2005 and 2006, and will vest in 2008 and 2009, respectively). Under the terms of the Transitional Grants, the amount of the actual payout opportunity ranges from 0 percent to 200 percent of the grant amount, based on our performance. With respect to performance shares granted after 2006, the Committee retains the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect the Company's actual performance.

        Prior to 2008, performance share awards were paid in cash. Beginning in 2008, performance share awards are paid in Company common stock.

Restricted Stock and Restricted Stock Units

        The restricted stock component of the current long-term incentive program helps us retain executives and aligns the interests of shareholders and management by rewarding executives for increasing shareholder value. In 2007, the Committee began issuing restricted stock units rather than restricted stock. The restricted stock units provide the same incentives and value as restricted stock, but are more flexible and cost effective for the Company. Executive officers typically receive a grant of service-based restricted stock units in the first quarter of each year. The size of each grant is based on the executive officer's target and determined using the closing stock price on the last trading day prior to the Committee's action. The Committee establishes target levels based on the peer group information discussed under the caption "Competitive Positioning Philosophy" on page 22 above. The 2007 restricted stock unit targets for the named executive officer positions are shown in the "Long-Term Incentive Target Awards" table on page 27 above. The restricted stock units pay quarterly cash dividend equivalents equal to the amount of any dividends paid on our common stock. The Committee believes that the service-based nature of restricted stock units is effective in retaining an experienced and capable management team.

        The Equity Incentive Plan provides that upon a named executive officer's retirement, the Committee may vest his restricted stock in its discretion. In exercising its discretion, the Committee considers many factors, such as the named executive officer's:

  •
  assistance in the succession planning process;

  •
  level of contribution to the Company; and

  •
  tenure with the Company.

The Committee has not set specific criteria by which it would exercise discretion to vest retiring named executive officers' restricted stock but rather considers discretionary vesting on a case-by-case basis.

        The Committee also may issue ad hoc grants of restricted stock units to executives in its discretion. Restrictions on ad hoc grants can be performance-based or service-based at the Committee's discretion. Ad hoc grants awarded by the Committee during 2007 are discussed in "2007 COMPENSATION DECISIONS" on page 36 below.

4.     SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

        We sponsor the Supplemental Senior Executive Retirement Plan ("SERP"), which provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service and at least three years of service on our Senior Management Committee. The SERP is designed to provide pension benefits above those earned under our qualified pension plan. Current tax laws place various limits on the benefits payable under our qualified pension, including a limit on the amount of annual compensation that can be taken into account when applying the plan's benefit formulas. Therefore, the retirement incomes provided to the named executive officers by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. In order to make up for this shortfall and maintain the market-competitiveness of the Company's executive retirement benefits, we maintain the SERP for executive officers, including the named executive officers.

        The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the named executive officers to ensure that the named executive officers can replace in retirement a portion of total compensation that is similar to the portion that is replaced for other employees who participate in the Company's pension plan. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a named executive officer's total compensation than of other employees' total compensation.

        The Committee believes that the SERP is a valuable and effective tool for retention due to its vesting requirements and its significant benefit. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. Except for Mr. McArthur, all of our named executive officers are fully vested in the SERP.

        Payments under the SERP are made in the form of an annuity, payable at age 65. The monthly SERP payment is calculated using a formula that equates to 4 percent per year of service (capped at 62 percent) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay. Eligible pay includes base salary and annual incentive. Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under our qualified pension plan. An executive officer, who is age 55 or older with at least 15 years of service, may elect to retire and commence his or her SERP benefit prior to age 65. This would result in a 2.5 percent decrease in the executive officer's accrued benefits under the SERP for each year that he or she is younger than age 65.

5.     MANAGEMENT CHANGE-IN-CONTROL PLAN

        We sponsor a Management Change-In-Control Plan (the "CIC Plan") for selected employees. The purpose of the CIC Plan is to retain key management employees who are critical to the success of any transition resulting from a change-in-control ("CIC") of the Company. Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under our CIC Plan, we generally define a CIC as occurring at the earliest of the following:

  •
  the date any person or group becomes the beneficial owner of 25 percent or more of the combined voting power of our then outstanding securities; or

  •
  the date a tender offer for the ownership of more than 50 percent of our then outstanding voting securities is consummated; or

  •
  the date we consummate a merger, share exchange or consolidation with any other corporation or entity, regardless of whether we are the surviving company, unless our outstanding securities immediately prior to the transaction continue to represent more than 60 percent of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  •
  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75 percent of those directors, cease to constitute at least two-thirds (2/3) of the members of the Board of Directors; or

  •
  the date that our shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by us of all or substantially all of our assets; or

  •
  the date of any other event that our Board of Directors determines should constitute a CIC.

        The purposes of the CIC Plan and the levels of payment it provides are designed to:

  •
  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  •
  allow executives to focus on their jobs by easing termination concerns;

  •
  demonstrate the Company's commitment to its executives;

  •
  reward executives for their role in executing a transition, and if appropriate, align awards with the new company's performance;

  •
  recognize the additional stress, efforts and responsibilities of employees during periods of transition; and

  •
  keep executives in place and provide them with severance only if a CIC transaction is completed.

        The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. The Committee has designated certain positions, including all of the named executive officer positions, for participation in the CIC Plan. Participants are not eligible to receive any of the CIC Plan's benefits absent both a CIC of the Company and an involuntary termination of the participant's employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as:

  •
  a reduction of base salary or incentive targets;

  •
  certain reductions in position or scope of authority;

  •
  a significant change in work location; or

  •
  a breach of provisions of the CIC Plan.

        Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers that are designed to be attractive to the executives and competitive with current market practices. With the assistance of its executive compensation and benefits consultant, the Committee has reviewed the benefits provided under the CIC Plan to ensure that they meet the Company's needs, are reasonable and fall within competitive parameters. The Committee has determined that the current multipliers are needed in order for the CIC Plan to be effective at meeting the goals described above.

        The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our company. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

        The following table sets forth the key provisions of the CIC Plan benefits as it relates to our named executive officers:

	Tier I	Tier II
Eligible Positions	Chief Executive Officer, Chief Operating Officer, Presidents and Executive Vice Presidents	Senior Vice Presidents
Cash Severance	300% of base salary and annual incentive*	200% of base salary and annual incentive*
Health & Welfare Coverage Period	Coverage up to 36 months	Coverage up to 24 months
Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

                *The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant's annual incentive award for the three years immediately preceding the participant's employment termination date, or the participant's target annual incentive award for the year his employment with the Company terminates.

        Additionally, the following benefits are potentially available to named executive officers upon a change-in-control.

Benefit	Description
Annual Incentive	100% of target bonus
Restricted Stock Agreements	Restrictions are fully removed on all outstanding grants upon termination and executive takes full and unrestricted ownership of shares
Performance Share Sub-Plan	Outstanding grants vest as of the termination date and interim calculations are made to determine payout
Stock Option Agreements	Rights dependent upon whether option has been assumed by successor
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes. Participant shall be entitled to payment of benefit under the SERP
Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans
Split-Dollar Life Insurance Policies*	We pay all premiums due under a split-dollar life insurance arrangement under which the terminated participant is the insured for a period not to exceed the applicable period of either 36 (Tier I) or 24 (Tier II) months

                *Prior to 2003, we sponsored an executive split-dollar life insurance program. The plan provided life insurance coverage approximately equal to three times salary for executive officers. During 2003, we discontinued our executive split-dollar program for all future executives and discontinued our payment of premiums on existing split-dollar policies for senior executives in response to the Internal Revenue Service's final split-dollar regulations and the Sarbanes-Oxley Act of 2002.

        In the event of a change-in-control of the Company, each named executive officer can receive the greater of benefits provided under the CIC Plan or severance benefits provided under his employment agreement, but not both.

        The tables captioned "Potential Payments Upon Termination," on pages 64 through 75 below show the potential payments each of our named executive officers would receive in the event of a CIC.

        The CIC Plan also permits the Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Board establishes will be irrevocable and inaccessible to future or current management, and may be currently funded. To date, no such trust has been funded with respect to any of our named executive officers.

6.     EMPLOYMENT AGREEMENTS

        Each named executive officer has an employment agreement that documents the Company's relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement's remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give 60 days advance notice that we do not want to extend the agreement. If a named executive officer is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each named executive officer's employment agreement is discussed under the "Employment

Agreement" section of the "Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table" on page 51 of this proxy statement.

        The Committee provides employment agreements to the named executive officers because it believes that such agreements are important for the Company to be competitive and retain a cohesive management team. The employment agreements also provide for a defined employment arrangement with the executives and provide various protections for the Company, such as prohibiting competition with the Company, solicitation of the Company's employees and disclosure of confidential information or trade secrets. The Committee believes that the terms of the employment agreements are in line with general industry practice.

7.     EXECUTIVE PERQUISITES

        We provide certain perquisites and other benefits to our executives in lieu of including the costs of those benefits in the executives' base salaries. Under this approach, the costs of perquisites and other personal benefits are not considered part of base salary and therefore do not affect the calculation of awards and benefits under our various compensation arrangements (e.g., incentive compensation plans and post-employment compensation arrangements). During 2007, executives received gross-up payments for state and federal income tax obligations related to the perquisites. Amounts attributable to perquisites are disclosed in the "All Other Compensation" column of the Summary Compensation Table on page 42.

        The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs offered. The costs of these benefits constitute only a small percentage of each named executive officer's total compensation.

        During 2007 and 2008, the Committee evaluated the perquisites program in order to determine whether it was competitive and reasonable. As a result of this evaluation, the Committee took action to reduce the perquisites provided to the named executive officers. The following table shows the perquisites provided to the named executive officers during 2007 and the first quarter of 2008 and notes which perquisites were discontinued effective April 1, 2008.

Perquisites During 2007 And 1st Quarter 2008	Status Effective April 1, 2008
Car Allowance	Discontinued
Financial and Estate Planning	Continuing
Tax Preparation Services	Continuing
Country Club Membership	Discontinued
Luncheon and Health Club Dues	Continuing
Executive Physical	Continuing
Personal Travel on Corporate Aircraft	Discontinued
Spousal Air Travel	Discontinued
Internet and Telecom Access*	Continuing
Home Security	Continuing
Nonbusiness-Related Use of Event Tickets	Discontinued
Tax Gross-Up Payment for Perquisites	Discontinued
Accidental Death and Dismemberment Insurance	Continuing

                *Including use at home of Company-owned computer.

        Additionally, during 2007, the Committee eliminated the periodic washing of named executive officers' vehicles as a perquisite. This perquisite was eliminated beginning July 1, 2007.

8.     OTHER BROAD-BASED BENEFITS

        The named executive officers receive our general corporate benefits that are provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:

  •
  participation in our 401(k) Plan (including a limited Company match of up to 6 percent of eligible compensation);

  •
  participation in our funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  •
  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.

9.     DEFERRED COMPENSATION

        We sponsor the Management Deferred Compensation Plan (the "MDCP"), an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those that are available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50 percent of his or her salary for a minimum of five years or until his or her date of retirement. Historically, as a make-up for the 401(k) statutory compensation limits, executives also received deferred compensation credits of up to 6 percent of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. This was accomplished through a base Company contribution of 3 percent plus an incentive contribution of up to an additional 3 percent. Beginning January 1, 2008, the Company increased the Company's base contribution to 6 percent of base salary and eliminated the incentive portion of the additional contribution. This change was made to replicate similar changes made in the Company's broad-based 401(k) plan. The Committee viewed the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received if the Internal Revenue Service compensation limits remained in effect. These Company matching allocations are allocated to an account that will be deemed initially to be invested in shares of a stable value fund within the MDCP. Each executive may reallocate his or her deferred compensation among the other available deemed investment funds that mirror those options available under the 401(k) plan.

        Executives can elect to defer up to 100 percent of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Historically, all deferred awards were deemed to be invested in performance units, generally equivalent to shares of the Company's common stock and received a 15 percent discount to the Company's then-current common stock price. Beginning January 1, 2009, the discount feature will be eliminated and deferred awards may be allocated among investment options that mirror the Company's 401(k) Plan.

III.    2007 COMPENSATION DECISIONS

Chief Executive Officer Compensation

  Robert B. McGehee

        Mr. McGehee served as the Company's Chairman and Chief Executive Officer in 2007 until his death on October 9, 2007. This discussion sets forth the 2007 compensation decisions the Committee made with respect to Mr. McGehee both prior to and following his death.

        In March 2007, the Committee approved a base salary of $1,280,000 for Mr. McGehee. This amount represented an increase of approximately 4.9 percent above his salary for 2006 and placed Mr. McGehee's salary at $180,000 above the 50th percentile of the market for our peer group. Mr. McGehee's salary increase was due in part to his success in leading the Company to achieve its financial restructuring goals while sustaining earnings growth and continuing to increase its annual dividend yield. Other successes noted by the Committee in reaching its decision included Mr. McGehee's leadership in the Company's favorable resolution of the Internal Revenue Service's audit of the Company's synthetic fuels operations and the Company's receipt of the Edison Award, an industry award recognizing operational excellence.

        For 2007, the Committee established Mr. McGehee's MICP target award at 85 percent of base salary. This target award was the same as Mr. McGehee's 2006 target award and represented a target award opportunity consistent with the 50th percentile of market. The payout of the 2007 award was based on Mr. McGehee's performance goals, which were focused on the following general areas of Company success:

  •
  maintaining excellence in business operations;

  •
  maintaining a constructive regulatory environment;

  •
  having loyal and satisfied customers;

  •
  providing good value to investors;

  •
  leading motivated and productive employees; and

  •
  demonstrating exemplary corporate citizenship.

        Based upon Mr. McGehee's achievement of his established goals prior to his death in October 2007, the Committee, on February 25, 2008, approved payment to his estate of an MICP award of $1,000,000, which is equal to 112 percent of Mr. McGehee's target award, prorated to reflect his dates of service.

        With respect to his long-term incentive compensation, in 2007, Mr. McGehee was granted 30,513 restricted stock units and 60,766 performance shares in accordance with his pre-established targets of 117 percent and 233 percent, respectively, of base salary. Additionally, Mr. McGehee was granted 121,532 transitional performance shares (60,766 to vest in 2008 and 60,766 to vest in 2009) consistent with the discussion captioned "Performance Shares" in the "LONG-TERM INCENTIVES" section on page 27 above. Based on Mr. McGehee's retirement eligible status, the full value of the performance shares granted in 2007 was expensed on the Company's books and included in the "Summary Compensation Table" on page 42 of this proxy statement. As a result of Mr. McGehee's death on October 9, 2007, each of the three grants of performance shares that had been issued to Mr. McGehee in March 2007 vested in accordance with the terms of the PSSP. Under the terms of the grants, and based on the Company's above-target year-to-date performance at the time of his death, the Committee had discretion to pay out each of the three grants at an amount between 0 percent to 200 percent of the targeted amount. The Committee determined that the grants should be paid as follows:

Scheduled Vesting Date	Scheduled Performance Period	Payout % (as a % of target)	Resulting Shares Awarded*
March 2008	2007	200%	124,638
March 2009	2007 - 2008	150%	93,479
March 2010	2007 - 2009	100%	62,319

                *Includes reinvested dividend equivalents based on the target grant amount from the date of grant.

        This determination was made due to the Committee's view that the grants should be paid in a way that reflected fairness and that recognized the remaining risks relative to achieving the targeted performance over each grant's performance period. This payout resulted in payment of the same amount as that which had been accrued by the Company prior to Mr. McGehee's death with respect to the then-anticipated payout of those respective grants.

        Upon Mr. McGehee's death, 116,100 shares of restricted stock vested automatically pursuant to the terms of the applicable restricted stock agreements. Following Mr. McGehee's death, the Committee also took action to vest the 30,513 restricted stock units that would have been otherwise forfeited because they had not been held for more than one year at that time. This action was taken in recognition of Mr. McGehee's dedication, service and valued contribution to the success of the Company. The value of the accelerated vesting of restricted stock and restricted stock units is included in the "Summary Compensation Table" on page 42 of this proxy statement.

        The significant increase in year over year total compensation to Mr. McGehee, as noted in the "Summary Compensation Table" on page 42 of this proxy statement, was largely due to the expensing impacts pursuant to FAS 123R of both (i) the one-time transitional performance share grants that were issued to address the ineffectiveness of the long-term incentive plan as described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 27 above and (ii) the acceleration of restricted stock and restricted stock units resulting from Mr. McGehee's death.

  William D. Johnson

        Mr. Johnson became the Company's Chairman, President and Chief Executive Officer on October 12, 2007. Prior to his promotion, he had served as the Company's President and Chief Operating Officer.

        In March 2007, the Committee approved a salary of $790,000 for Mr. Johnson, representing an increase of approximately 8.2 percent above his salary for 2006. This 2007 base salary approximated the 50th percentile of the market. On December 11, 2007, the Committee increased Mr. Johnson's base salary to $950,000 (retroactive to October 12, 2007) as a result of his promotion to Chairman, President and Chief Executive Officer of the Company. The newly established base salary was set at $154,000 below the 50th percentile of the market. The Committee established Mr. Johnson's base salary at this level to reflect his short tenure in the Chief Executive Officer position.

        For 2007, Mr. Johnson's MICP target award was approximately 73 percent of base salary, reflecting a prorated blend of the applicable incentive targets for his respective positions held in 2007 (70 percent for the chief operating officer position and 85 percent for the chief executive officer position). The Committee set Mr. Johnson's MICP target at 85 percent of base salary based on the compensation consultant's advice that this level is consistent with the 50th percentile of market. Mr. Johnson's performance goals for 2007 were consistent with the focus areas that were established for Mr. McGehee as discussed above. In recognition of the achievements he accomplished in his various roles during 2007, the Committee awarded Mr. Johnson an MICP payout of $863,500, which is equal to 145 percent of Mr. Johnson's 2007 target award. Mr. Johnson's award was due in part to his significant leadership role in overseeing the start of the commercial operation of the new Hines 4 gas unit ahead of schedule, successfully implementing the Company's restructuring plans, and achieving excellent customer satisfaction and plant safety ratings. Other successes noted by the Committee in reaching its decision included Mr. Johnson's role in developing the Company's Balanced Solution Strategy, which addresses both additional projected growth and climate change, and the comprehensive energy legislation adopted in the Carolinas that provides for cost recovery of environmental, operating and maintenance expenses and renewables.

        With respect to his long-term incentive compensation, in 2007, Mr. Johnson was granted 14,808 restricted stock units and 29,456 performance shares in accordance with his pre-established targets of

91 percent and 184 percent, respectively, of base salary. Additionally, Mr. Johnson was granted 58,912 transitional performance shares (29,456 to vest in 2008 and 29,456 to vest in 2009 to address the ineffectiveness of the former long-term incentive plan as described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 27 above). The significant increase in year over year total compensation to Mr. Johnson, as noted in the "Summary Compensation Table" on page 42 of this proxy statement, was largely due to the expensing impacts pursuant to FAS 123R of these one-time transitional performance share grants.

Chief Financial Officer Compensation

  Peter M. Scott III

        For 2007, the Committee approved a base salary of $675,000 for Mr. Scott. This amount represented an increase of approximately 8 percent above his salary for 2006 and placed Mr. Scott's salary at $115,000 above the 50th percentile of the market for our peer group. Mr. Scott's salary increase was based on the Committee's recognition of (i) his success in leading the Company to achieve its financial restructuring goals while sustaining earnings growth and continuing to increase its annual dividend yield; and (ii) the fact that the scope of Mr. Scott's position exceeds that of a traditional CFO role because Mr. Scott also acts as President of Progress Energy Service Company and serves as the Company's primary administrative officer.

        For 2007, the Committee awarded Mr. Scott an MICP award of $600,000, which is equal to 144 percent of his target award. Mr. Scott's 2007 MICP target percentage did not change from the previous year and was established pursuant to the 2005 amendment to his employment agreement with the Company. Mr. Scott's performance goals for 2007 were consistent with the focus areas that were established for Mr. McGehee, which are discussed above. Mr. Scott's award was due in part to his leadership in overseeing various financial successes, including the Company's achievement of its target EPS for the third consecutive year, the successful conclusion of the Company's sale of assets in connection with its restructuring goals, the achievement of upgraded credit ratings and the reduction in departmental spending within the Service Company.

        With respect to his long-term compensation, in 2007, Mr. Scott was granted 11,690 restricted stock units and 22,693 performance shares in accordance with his pre-established targets of 85 percent and 165 percent, respectively, of base salary. While Mr. Scott's long-term incentive targets were above the 50th percentile of market, the Committee did not adjust them in 2007 because they were contractually established pursuant to the 2005 amendment to Mr. Scott's employment agreement with the Company. Additionally, Mr. Scott was granted 45,386 transitional performance shares that will vest on April 1, 2008, per the amendment to Mr. Scott's employment agreement with the Company to address the ineffectiveness of the former long-term incentive plan as described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 27 above. The significant increase in year over year total compensation to Mr. Scott, as noted in the "Summary Compensation Table" on page 42 of this proxy statement, was largely due to the expensing impacts pursuant to FAS 123R of these one-time transitional performance share grants.

Compensation of Other Named Executive Officers

        For 2007, the Committee approved base salaries for Messrs. Hinnant, McArthur, Lyash and Day of $510,000, $435,000, $400,000 and $415,000, respectively. The base salaries approved for Messrs. McArthur and Day placed their base salaries within 10 percent of the 50th percentile of the market. The base salaries for Messrs. Hinnant and Lyash represented an increase of approximately 6.25 and 17.65 percent, respectively, above their 2006 salaries and placed their 2007 salaries at $80,000 above and $50,000 below, respectively, the 50th percentile of the market. The Committee set Mr. Hinnant's base salary at its 2007 level due to its determination that his nuclear background and expertise and his leadership and tenure in his current position justified a salary above the 50th percentile of market. The Committee's decision to increase Mr. Lyash's base salary by 17.65 percent for 2007 reflected Mr. Lyash's strong leadership, corporate contribution and continued professional growth while still recognizing his relatively short tenure in his current role.

        For 2007, the Committee awarded Messrs. Hinnant, McArthur, Lyash and Day MICP awards as described in the table below.

Named Executive Officer	2007 MICP Award	Percent of Target	Explanation of Award
Clayton S. Hinnant	$250,000	112	Mr. Hinnant was instrumental in successfully implementing a long-term generation strategy for meeting our baseload generation needs, with nuclear generation as our preferred baseload option; implementing PEC's capital improvement plan and project management practices; and in improving communications with employees.
John R. McArthur	$275,000	143	Mr. McArthur played a significant leadership role in developing comprehensive NC and SC legislation that provides significant additional cost recovery and support for new baseload generation; and in establishing the strategic framework for addressing climate change and new generation needs with our Balanced Solution Strategy.
Jeffrey J. Lyash	$265,000	125	Mr. Lyash played a significant leadership role in implementing PEF's capital improvement plan and nuclear legislation rules in Florida.
Fredrick N. Day, IV	$150,000	117	Mr. Day played a key role in implementing actions that strengthened the operating performance of PEC, maintaining constructive relationships in PEC's regulatory and policy arenas; assisting in succession planning; and facilitating the smooth transition of responsibilities to his successor.

        With respect to long-term compensation, in 2007 each of the other named executive officers received annual grants of restricted stock units and performance shares in accordance with their pre-established targets. The table below describes those grants, as well as transitional performance share grants and ad hoc grants of restricted stock units that the Committee issued in 2007.

Named Executive Officer	Restricted Stock Units	Transitional Performance Shares Vesting 2008	Transitional Performance Shares Vesting 2009	Performance Shares Vesting 2010	Ad Hoc Restricted Stock Units
Clayton S. Hinnant	5,196	10,391	10,391	10,391	—
John R. McArthur	4,432	8,863	8,863	8,863	9,000
Jeffrey J. Lyash	4,727	9,535	9,535	9,535	9,000
Fredrick N. Day, IV	4,904	9,893	9,893	9,893	—

        As described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 27 above, the one-time grants of transitional performance shares were issued by the Committee to address the ineffectiveness of the former long-term incentive plan. The significant increase in year over year total compensation to each of the other named executive officers, as noted in the "Summary Compensation Table" on page 42 of this proxy statement, was largely due to the expensing impacts pursuant to FAS 123R of both (i) the one-time transitional performance share grants, as well as (ii) the ad hoc grants for the applicable officers as set forth in the table above.

        During 2007, the Committee also issued ad hoc grants to John R. McArthur and Jeffrey J. Lyash consisting of 9,000 restricted stock units each, as set forth in the table above. The ad hoc grant to Mr. McArthur was issued in an effort to retain his excellent leadership and guidance in addressing regulatory and policy matters related to the implementation of our Balanced Solution Strategy. The ad hoc grant to Mr. Lyash was issued to address concerns regarding our ability to retain his nuclear expertise during the anticipated significant increase in nuclear construction throughout the United States. No other named executive officers received ad hoc grants during 2007.

        On June 29, 2007, the Committee accelerated the vesting of 18,167 shares of previously granted restricted stock and 4,584 restricted stock units to June 30, 2007 in connection with Mr. Day's retirement. The remaining 320 restricted stock units vested automatically on June 30, 2007. Pursuant to the terms of our PSSP, performance shares granted to Mr. Day vested upon his retirement and will pay out based on actual Company performance after each applicable performance period has ended.

        On December 11, 2007, the Committee also accelerated the vesting of 18,067 shares of previously granted restricted stock and 4,178 restricted stock units to December 31, 2007 in connection with Mr. Hinnant's retirement. The remaining 1,018 restricted stock units vested automatically on December 31, 2007. Pursuant to the terms of our PSSP, performance shares granted to Mr. Hinnant vested upon his retirement and will pay out based on actual Company performance after each applicable performance period has ended.

IV.    COMPENSATION COMMITTEE REPORT

        The Committee has reviewed and discussed this CD&A with management as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company's Board of Directors that the CD&A be included in this Proxy Statement.

                      Organization and Compensation Committee

                      E. Marie McKee, Chair
                      David L. Burner
                      Harris E. DeLoach, Jr.
                      Robert W. Jones
                      W. Steven Jones
                      John H. Mullin, III

        Unless specifically stated otherwise in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

        The following Summary Compensation Table discloses the compensation of both individuals who served as our Chief Executive Officer during 2007, our Chief Financial Officer for 2007, the other three most highly paid executive officers who were serving at the end of 2007 and one individual who would have been included as one of our three most highly paid executives but for the fact that he retired from the Company before the end of 2007. The values in the table reflect the compensation expense as required by generally accepted accounting principles, in particular, FAS 123R. For example, our stock option program was discontinued in 2004, but because options are expensed over the vesting period, the table reflects the remaining expense for options that vested in 2006. Similarly, performance shares granted in 2007 generally are expensed over the applicable vesting period. However, since Messrs. McGehee, Scott, Hinnant, and Day were retirement eligible under the 2002 Equity Incentive Plan as of December 31, 2007, full recognition of expense associated with the expected payout of outstanding performance shares was required. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnotes to column (h).

Name and Principal Position (a)	Year (b)	Salary[1] ($) (c)	Bonus ($) (d)	Stock Awards[2] ($) (e)		Option Awards[3] ($) (f)	Non-Equity Incentive Plan Compensation[4] ($) (g)		Change in Pension Value and Nonqualified Deferred Compensation Earnings[5] ($) (h)		All Other Compensation[6] ($) (i)		Total ($) (j)

Robert B. McGehee, former Chairman and Chief Executive Officer (deceased — October 9, 2007)[7]	2007 2006	$1,052,000 1,169,231	N/A	$16,817,177 2,043,766	[8] [11]	$0 86,364	$1,000,000 1,790,000		$2,443,912 4,527,694	[9] [12]	$448,648 240,226	[10] [13]	$21,761,737 9,857,281
William D. Johnson, Chairman, President and Chief Executive Officer (as of October 12, 2007)[7]	2007 2006	$807,539 711,539	N/A	$4,827,026 1,029,242	[14] [17]	$0 44,790	$863,500 895,000		$946,938 985,266	[15] [18]	$299,445 153,133	[16] [19]	$7,744,448 3,818,970
Peter M. Scott III, Executive Vice President and Chief Financial Officer	2007 2006	$663,462 601,923	N/A	$4,920,006 1,613,490	[20] [24]	$0 41,588	$600,000 685,000	[21] [25]	$916,425 1,109,862	[22] [26]	$338,460 145,674	[23] [27]	$7,438,353 4,197,537
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	2007 2006	$495,232 476,539	N/A	$3,360,895 264,833	[28] [31]	$0 31,192	$250,000 320,000		$333,028 442,095	[29] [32]	$216,069 158,818	[30] [33]	$4,655,224 1,693,477
John R. McArthur, Senior Vice President and General Counsel	2007 2006	$426,923 389,616	N/A	$1,505,628 280,815	[34] [37]	$0 17,568	$275,000 300,000		$39,818 31,935	[35] [38]	$158,864 95,794	[36] [39]	$2,406,233 1,115,728
Jeffrey J. Lyash, President and Chief Executive Officer, PEF		$386,154 317,212	N/A	$1,507,566 149,838	[40] [43]	$0 11,986	$265,000 290,000		$272,656 686,033	[41] [44]	$125,548 84,466	[42] [45]	$2,556,924 1,539,535
Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	2007 2006	$233,212 392,692	N/A	$2,469,403 269,404	[46] [49]	$0 35,190	$150,000 335,000		$419,722 582,051	[47] [50]	$99,848 103,186	[48] [51]	$3,372,185 1,717,523

                1Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the Management Deferred Compensation Plan. See "Deferred Compensation" discussion in Part II of the CD&A. Salary adjustments, if necessary, generally occur in March of each year.

                2Includes the 2007 expense related to restricted stock and performance share awards for financial statement reporting purposes in accordance with FAS 123R. Assumptions made in the valuation of material stock awards are discussed in Note 10.B. to our financial statements for the year ending December 31, 2007.

                3Includes the value of stock options that were granted prior to 2006 and expensed in 2006 for financial statement reporting purposes in accordance with FAS 123R. We ceased granting stock options in 2004. No additional expense remains with respect to our discontinued stock option program. All options were vested as of the end of 2006.

                4Includes the awards given under the Management Incentive Compensation Plan for 2006 and 2007 performance.

                5Includes the change in present value of the accrued benefit under the Progress Energy Pension Plan, SERP, and/or Restoration Plan where applicable. In addition, it includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The SERP current incremental present value was determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-65 and FAS discount rates of 6.0% for calculating the December 31, 2006, accrued benefit and 6.25% for the December 31, 2007, accrued benefit. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. The Deferred Compensation Plan for Key Management Employees provides a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. Named executive officers who were participants in the Deferred Compensation Plan for Key Management Employees continue to receive the plan benefits with respect to amounts deferred prior to its discontinuance. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Messrs. McGehee, Johnson, Hinnant and Day.

                6Includes the following items: Company match contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan dividends paid under provisions of the Restricted Stock Award/Unit Plans and Management Deferred Compensation Plans; perquisites and tax gross-ups; change in benefit value under the Supplemental Deferred Compensation Program agreement; and the dollar value of the premium relating to the term portion and the present value of the premium relating to the whole life portion of the benefit to be received pursuant to the Executive Permanent Life Insurance program. The two drivers of expense under the Executive Permanent Life Insurance program are the number of years remaining until the policy splits and the Company portion of the premium. The greater the number of years until rollout, the higher the cost to the Company to provide the future benefit.

                7Messrs. McGehee and Johnson do not receive additional compensation for their service on our Board of Directors.

                8Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($1,461,552); 2007 1-year transitional grant—$6,161,672; 2007 2-year transitional grant—$4,621,254; 2007 grant—$3,080,836. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $4,414,966.

                9Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $50,446; SERP: $2,383,237; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $10,229.

                10Consists of (i) $9,907 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $3,334 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits and the total policy premium of $121,265; (iii) $45,082 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $67,172 in gross-up payments for certain federal and state income tax obligations; (v) $278,461 in Restricted Stock/Unit Dividends; and (vi) $44,692 in perquisites consisting of the following: auto allowance, $15,023; Financial/Estate/Tax Planning, $11,369; Country Club dues, $1,976; and personal use of Company aircraft, $10,458. Other perquisites include luncheon club membership, home security, internet and telecom access, executive physical and AD&D insurance.

                11Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($248,602); 2004 grant—($926,401); 2005 grant—($1,417,638); 2006 grant—$2,923,104. Negative expense for the 2003, 2004, and 2005 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $1,713,303.

                12Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $48,771; SERP: $4,469,983 primarily due to increase in average monthly eligible pay over past 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $8,940.

                13Consists of (i) $11,640 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $10,907 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits and the total policy premium of $121,265; (iii) $47,437 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $108,357 in gross-up payments for certain federal and state income tax obligations; and (v) $61,885 in perquisites including $15,110 for financial and estate planning and $18,600 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                14Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$305,038; 2006 grant—($19,854); 2007 1-year transitional grant—$2,240,129; 2007 2-year transitional grant—$960,055; 2007 grant—$640,037. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $701,620.

                15Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $39,290; SERP: $899,897; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $7,751.

                16Consists of (i) $11,040 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $15,967 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits and the total policy premium of $44,500; (iii) $26,304 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $44,722 in gross-up payments for certain federal and state income tax obligations; (v) $152,922 in Restricted Stock/Unit Dividends; and (vi) $48,490 in perquisites consisting of the following: auto allowance, $18,600; Financial/Estate/Tax Planning, $10,578; Country Club dues, $4,393; and personal use of Company aircraft, $3,755. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                17Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($130,292); 2004 grant—($264,714); 2005 grant—$279,619; 2006 grant—$436,783. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 grant. Restricted stock amortization: $707,847.

                18Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $32,154; SERP: $946,321 primarily due to the increase in average monthly eligible pay over the last 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $6,791.

                19Consists of (i) $10,695 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $16,671 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 13 years until the policy splits and the total policy premium of $44,500; (iii) $23,326 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $43,686 in gross-up payments for certain federal and state income tax obligations; and (v) $58,755 in perquisites including $14,540 for financial and estate planning and $18,600 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                20Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($436,569); 2007 1-year transitional grant—$1,725,803; 2007 2-year transitional grant—$1,725,803; 2007 grant—$1,150,535. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $754,434.

                21Pursuant to the amendment dated August 5, 2005, to Mr. Scott's employment agreement, the Committee exercised their discretion under the MICP to increase the award to Mr. Scott based upon Mr. Scott's performance, with such increase based upon a target award equal to 63% of Mr. Scott's base salary for the year.

                22Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $30,949; SERP: $885,476 primarily due to increase in average monthly eligible pay over the past 36 months.

                23Consists of (i) $11,865 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $30,385 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits and the total policy premium of $44,500; (iii) $21,747 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $55,517 in gross-up payments for certain federal and state income tax obligations; (v) $164,216 in Restricted Stock/Unit Dividends; and (vi) $54,730 in perquisites consisting of the following: auto allowance, $16,200; Financial/Estate/Tax Planning, $22,191; Country Club dues, $7,305; and personal use of Company aircraft, $1,022. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                24Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($120,072); 2004 grant—($245,975); 2005 grant—$359,521; 2006 grant—$873,137. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 grant. Restricted stock amortization: $746,879.

                25Pursuant to the amendment dated August 5, 2005, to Mr. Scott's employment agreement, the Committee exercised their discretion under the MICP to increase the award to Mr. Scott based upon Mr. Scott's performance, with such increase based upon a target award equal to 63% of Mr. Scott's base salary for the year.

                26Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $27,056; SERP: $1,082,806 primarily due to increase in service accrual percentage from 56% to 60% due to additional year of service and increase in average monthly eligible pay over the past 36 months.

                27Consists of (i) $11,168 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $33,995 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 8 years until the policy splits and the total policy premium of $110,475; (iii) $18,309 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $39,198 in gross-up payments for certain federal and state income tax obligations; and (v) $43,004 in perquisites including $18,252 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                28Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($257,784); 2007 1-year transitional grant—$790,236; 2007 2-year transitional grant—$790,236; 2007 grant—$526,824. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $1,511,384.

                29Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $101,523; SERP: $214,898; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $16,607.

                30Consists of (i) $11,535 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $13,243 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 2 years until the policy splits and the total policy premium of $113,750; (iii) $13,730 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $19,563 in gross-up payments for certain federal and state income tax obligations; (v) $63,176 in Restricted Stock/Unit Dividends; (vi) $30,822 in perquisites consisting of the following: auto allowance, $16,200; Financial/Estate/Tax Planning, $10,148; Country Club dues, $0; and personal use of Company aircraft, $2,194. Other perquisites include luncheon club membership, home security, internet and telecom access, executive physical and AD&D insurance; and (vii) $64,000 due to change in benefit value under the Supplemental Deferred Compensation Program agreement.

                31Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($91,185); 2004 grant—($178,270); 2005 grant—($250,032); 2006 grant—$515,568. Negative expense for the 2003, 2004, and 2005 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $268,752.

                32Includes changes in the present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $84,742; SERP: $342,989 primarily due to increase in average monthly eligible pay over the past 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $14,364.

                33Consists of (i) $9,750 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $18,541 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 3 years until the policy splits and the total policy premium of $113,750; (iii) $11,521 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $20,260 in gross-up payments for certain federal and state income tax obligations; (v) $58,000 due to change in benefit value under the Supplemental Deferred Compensation Program agreement; and (vi) $40,745 in perquisites including $14,913 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                34Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$85,177; 2006 grant—($5,964); 2007 1-year transitional grant—$674,031; 2007 2-year transitional grant—$288,871; 2007 grant—$122,551. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $340,962.

                35Includes changes in the present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $20,571, and the Restoration Retirement Plan; $19,247.

                36Consists of (i) $10,514 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $8,120 in dollar value of premiums related to the Executive Permanent Life Insurance program based on the years until the policy splits and the total policy premium of $21,050; (iii) $10,128 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $20,667 in gross-up payments for certain federal and state income tax obligations; (v) $68,340 in Restricted Stock/Unit Dividends; and (vi) $41,095 in perquisites consisting of the following: auto allowance, $14,400; Financial/Estate/Tax Planning, $10,266; Country Club dues, $8,201; and personal use of Company aircraft, $3,250. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                37Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($46,113); 2004 grant—($126,515); 2005 grant—$78,078; 2006 grant—$131,202. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $244,163.

                38Includes changes for 2006 which include the present value of the accrued benefit for the following plans: Progress Energy Pension Plan: $15,575, and Restoration Retirement Plan; $16,360.

                39The figures for the year 2006 consist of (i) $10,132 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $8,250 in dollar value of premiums related to the Executive Permanent Life Insurance program based on the number of years until the policy splits and the total policy premium of $21,050; (iii) $7,822 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $24,469 in gross-up payments for certain federal and state income tax obligations; and (v) $45,121 in perquisites including $14,461 for financial and estate planning and $14,400 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                40Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$65,814; 2006 grant—($4,284); 2007 1-year transitional grant—$725,137; 2007 2-year transitional grant—$310,773; 2007 grant—$131,843. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $278,284.

                41Includes changes in the present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $24,401, and the SERP; $248,255 primarily due to increase in average monthly eligible pay over past 36 months.

                42Consists of (i) $11,700 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $3,539 in dollar value of premiums related to the Executive Permanent Life Insurance program based on the years until the policy splits and the total policy premium of $8,884; (iii) $7,028 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $17,125 in gross-up payments for certain federal and state income tax obligations; (v) $51,106 in Restricted Stock/Unit Dividends; and (vi) $35,050 in perquisites consisting of the following: auto allowance, $16,200; Financial/Estate/Tax Planning, $10,451; Country Club dues, $6,553; and personal use of Company aircraft, $1,208. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                43Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($28,167); 2004 grant—($97,767); 2005 grant—$60,330; 2006 grant—$94,251. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $121,191.

                44Includes changes to the present value of the accrued benefit for the following plans: Progress Energy Pension Plan: $17,674, and SERP; $668,359 primarily due to Mr. Lyash meeting participation requirements under the SERP. He had to forfeit all vested accrued benefits under the Restoration Retirement Plan.

                45Consists of (i) $11,640 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $3,480 in dollar value of premiums related to the Executive Permanent Life Insurance program based on the number of years until the policy splits and the total policy premium of $8,884; (iii) $4,005 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $26,935 in gross-up payments for certain federal and state income tax obligations; and (v) $38,406 in perquisites including $15,167 for financial and estate planning and $14,400 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                46Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($258,072); 2007 1-year transitional grant—$752,363; 2007 2-year transitional grant—$752,363; 2007 grant—$501,575. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $721,175.

                47Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $94,390; SERP: $322,392; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $2,940.

                48Consists of (i) $7,778 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $13,454 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 2 years until the policy splits and the total policy premium of $95,000; (iii) $5,561 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $19,629 in gross-up payments for certain federal and state income tax obligations; (v) $28,993 in Restricted Stock/Unit Dividends; and (vi) $24,433 in perquisites consisting of the following: auto allowance, $8,100; Financial/Estate/Tax Planning, $10,925; Country Club dues, $2,642; and personal use of Company aircraft, $0. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                49Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($89,411); 2004 grant—($180,370); 2005 grant—($250,320); 2006 grant—$516,144. Negative expense for the 2003, 2004 and 2005 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $273,361.

                50Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $95,280; SERP: $484,194 primarily due to increase in average monthly eligible pay over the past 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $2,577.

                51Consists of (i) $11,955 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $17,556 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 3 years until the policy splits and the total policy premium of $95,000; (iii) $9,643 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $22,357 in gross-up payments for certain federal and state income tax obligations; and (v) $41,674 in perquisites including $14,627 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name (a)	Grant Date (b)	Thresh- old ($) (c)	Target ($) (d)	Maxi- mum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Maxi- mum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#) (i)	All Other Option Awards: Number of Securities Underlying Options[4] (j)	Exercise or Base Price of Option Awards[4] (k)	Grant Date Fair Value of Stock and Option Awards[5] ($) (l)

	MICP 3/7/08	$447,100	$894,200	$1,788,400

Robert B. McGehee, former Chairman and Chief Executive Officer (deceased — October 9, 2007)	Restricted Stock Units 3/20/07

	PSSP[6] 3/20/07

	MICP 3/7/08	$279,780	$595,560	$1,191,120

William D. Johnson, Chairman, President and Chief Executive Officer (as of October 12, 2007)	Restricted Stock Units 3/20/07							14,808			$750,766

	PSSP[6] 3/20/07				44,184	88,368	176,736				$4,480,258

	MICP 3/7/08	$208,991	$417,981	$835,962

Peter M. Scott III, Executive Vice President and Chief Financial Officer	Restricted Stock Units 3/20/07							11,690			$592,683

	PSSP[6] 3/20/07				34,039	68,079	136,158				$3,451,605

Clayton S. Hinnant,	MICP 3/7/08	$111,427	$222,854	$445,708

Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective	Restricted Stock Units 3/20/07							5,196			$263,437

January 1, 2008)	PSSP[6] 3/20/07				15,586	31,173	62,346				$1,580,471

	MICP 3/7/08	$96,058	$192,115	$384,230

John R. McArthur, Senior Vice President	Restricted Stock Units 3/20/07							4,432			$224,702

and General Counsel	RSU Retention 3/20/07							9,000			$456,300

	PSSP[6] 3/20/07				13,294	26,589	53,178				$1,348,062

	MICP 3/7/08	$106,193	$212,385	$424,770

Jeffrey J. Lyash, President and Chief	Restricted Stock Units 3/20/07							4,727			$239,659

Executive Officer, PEF	RSU Retention 3/20/07							9,000			$456,300

	PSSP[6] 3/20/07				14,302	28,605	57,210				$1,450,274

	MICP 3/7/08	$64,133	$128,266	$256,532

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	Restricted Stock Units 3/20/07							4,904			$248,633

	PSSP[6] 3/20/07				14,839	29,679	59,358				$1,504,725

                1The Management Incentive Compensation Plan is considered a non-equity incentive compensation plan. Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2007 eligible earnings times the executive's target percentage. See target percentage in table on page 26 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the "Non-Equity Incentive Plan Compensation" columns.

                2Reflects the potential payouts of the 2007 PSSP grants. The grant size was calculated by multiplying the executive's salary as of March 20, 2007, times his 2007 PSSP target and dividing by the December 29, 2006, closing stock price of $49.08. The Threshold column reflects the minimum payment level under our PSSP which is 50% of the target amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

                3Reflects the number of restricted stock units granted during 2007 under the 2002 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive's salary as of March 20, 2007, times his 2007 restricted stock target and dividing by the December 29, 2006 (last business day of the year), closing stock price of $49.08.

                4 We ceased granting stock options in 2004.

                5Reflects the grant date fair value of the award based on the following assumptions: Market value of restricted stock granted on March 20, 2007, based on closing price of $50.70 per share, times the shares granted in column (i). Market value of PSSP granted on March 20, 2007, based on closing stock price on March 20, 2007, of $50.70 times target number of shares in column (g).

                6PSSP Grant totals include 2 transitional grants vesting in 2008 and 2009 in addition to the annual grant that vest in 2010.

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

        Messrs. McGehee, Johnson, Scott, Hinnant, McArthur, Lyash and Day entered into employment agreements with the Company or one of its subsidiaries, referred to collectively in this section as the "Company." Each of these agreements has an effective date of May 8, 2007. The employment agreements replace the previous employment agreements in effect for each of these officers, except that, (i) with respect to Mr. Scott, the Amendment to the Employment Agreement dated August 5, 2005 remains in force in accordance with its terms and (ii) with respect to Mr. Hinnant, the Selected Executives Supplemental Deferred Compensation Program Agreement remains in force in accordance with its terms. Please see below for more information regarding these two agreements.

        The employment agreements provide for base salary, bonuses, perquisites and participation in the various executive compensation plans offered to our senior executives. The agreements expire on December 31, 2009. Thereafter, each agreement will be automatically extended by an additional year on January 1 of each year. We may elect not to extend an executive officer's agreement and must notify the officer of such an election at least 60 days prior to the automatic extension date. The employment agreements each contain restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

        Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not effect the compensation, benefits or incentive targets payable to the applicable officers.

        With respect to Messrs. McGehee, Johnson and Scott, the Employment Agreements specify that the years of service credit we previously granted to them for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Upon hire, Mr. McGehee was awarded 10 years of deemed service toward the benefits and vesting requirements of the SERP, three years of which were deemed to have been in service on the Senior Management Committee, solely for purposes of the SERP. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. Three of those years also were deemed to have been in service on the Senior Management Committee for purposes of SERP eligibility. Mr. Scott has been awarded seven years of deemed service toward the benefits and vesting requirements of the SERP.

        Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer's then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

Agreement with Mr. Scott

        In March 2005, Mr. Scott was assigned increased responsibilities within our company. In light of those increased responsibilities and in order to retain Mr. Scott through at least April 1, 2008, the Organization and Compensation Committee of the Company's Board of Directors (the "Committee") approved an amendment to Mr. Scott's employment agreement (the "Amendment") on July 12, 2005. The Amendment provides for certain increases in Mr. Scott's 2005 long- and short-term compensation targets. Mr. Scott's new annual targets for long-term compensation in the form of performance share awards granted pursuant to the Performance Share Sub-Plan ("PSSP") of our 2002 Equity Incentive Plan and restricted stock increased to 165 percent and 85 percent, respectively, of his base salary for each of the years 2005, 2006 and 2007. Additionally, the Amendment provides that at the time of each annual review of MICP awards for the years 2005, 2006 and 2007, we will consider exercising discretion under the MICP to increase the awards to Mr. Scott and that any such increase will be based upon a target award equal to 63 percent of Mr. Scott's base salary for the year. Mr. Scott's base salary for 2005 was $525,000. The Amendment also provides that if (i) prior to April 1, 2008, we terminate Mr. Scott's employment without cause, or (ii) after April 1, 2008, either we terminate Mr. Scott's employment without cause, or Mr. Scott voluntarily terminates his employment, then Mr. Scott's PSSP grants for the 2006 and 2007 plan years will vest immediately upon his employment termination date, and any restricted stock awards granted to Mr. Scott in 2005, 2006 and 2007 will vest immediately upon his employment termination date. The Committee has interpreted the Amendment to apply to the 2007 restricted stock unit grant to Mr. Scott since the Company began issuing restricted stock units in lieu of restricted stock in 2007. Additionally, the Amendment provides that in lieu of accelerating the vesting schedules of the above-referenced awards, we may provide Mr. Scott with the cash value of such PSSP grants and/or restricted stock awards as of his employment termination date. The Amendment also provides that the accelerated vesting terms outlined above will not apply in the event of a constructive termination of Mr. Scott's employment.

Agreement with Mr. Hinnant

        On August 27, 1996, our Board of Directors approved an additional deferred compensation agreement for Clayton S. Hinnant. Under the agreement, if Mr. Hinnant were to retire after age 62, 63, 64, or 65, he would receive $531,000, $595,000, $668,000, or $750,000, respectively. As of December 31, 2007, Mr. Hinnant was 63 and would have been entitled to receive a deferred compensation award in the amount of $595,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of Securities Underlying Unexercised Options[2] (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested[3] (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested[3] ($) (h)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[4] ($) (j)

Name (a)	Option Awards						Stock Awards[1]

Robert B. McGehee, Former Chairman and Chief Executive Officer (deceased— October 9, 2007)	0 0 0	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	0	[5]	$0	[5]	0	[6]	$0	[6]
William D. Johnson, Chairman, President and Chief Executive Officer (as of October 12, 2007)		—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	58,808	[7]	$2,848,071	[7]	122,415	[8]	$5,928,576	[8]
Peter M. Scott III, Executive Vice President and Chief Financial Officer	52,000	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	53,191	[9]	$2,576,040	[9]	94,309	[10]	$4,567,395	[10]
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	32,100 35,000 39,000	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	0	[11]	$0	[11]	43,184	[12]	$2,091,386	[12]
John R. McArthur, Senior Vice President and General Counsel		—	—	$ $ $	43.80 41.97 44.75	1/31/2012 9/30/2012 9/30/2013	26,566	[13]	$1,286,591	[13]	36,833	[14]	$1,783,845	[14]
Jeffrey J. Lyash, President and Chief Executive Officer, PEF		—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	24,127	[15]	$1,168,471	[15]	39,626	[16]	$1,919,099	[16]
Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	44,000	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	0	[17]	$0	[17]	40,583	[18]	$1,965,446	[18]

                1Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share.

                2All outstanding stock options were vested as of December 31, 2006. The Company ceased granting stock options in 2004.

                3Consists of outstanding restricted stock grants.

                4Performance share value based on expected payout of 0% on outstanding 2005 and 2006 PSSP grants. Performance share value for the 2007 1-year transitional grant, 2007 2-year transitional grant, and 2007 annual grant was expected at 150%, 150%, and 100% of target respectively. The 2005 and 2007 1-year transitional grants vested on January 1, 2008; 2006 and 2007 2-year transitional grants vest on January 1, 2009; and the 2007 grant vest on January 1, 2010. Payout for 2004 grants was 0% based on (i) actual total shareholder return for the performance period and (ii) EBITDA results as of September 30, 2006. EBITDA portion of PSSP is on a quarter lag based on delay in financial filings to determine peer performance and will be finalized in April 2008. Expected payout for 2005 performance share grants was 0% based on total shareholder return performance as of December 31, 2006, and EBITDA performance as of September 30, 2006. Expected payout for 2006 performance share grant is 0% based on total shareholder return performance and EBITDA performance as of September 30, 2007. The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) time the December 31, 2007 closing stock price ($48.43). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under "Performance Shares" in Part III of the CD&A.

                5Due to Mr. McGehee's death, all restricted stock and restricted stock units vested. Refer to 2007 Compensation Decisions in the Compensation Discussion and Analysis.

                6Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—70,320 and 2006 performance shares—71,439. Mr. McGehee's 2007 performance shares and accumulated dividends (280,436) were vested on October 9, 2007 and distributed on December 17, 2007, due to his death.

                7Restricted stock grants vest based on the following schedule: 5,066 shares on March 15, 2008; 4,400 shares on March 16, 2008; 3,400 shares on March 18, 2008; 5,533 shares on March 14, 2009; 5,067 shares on March 15, 2009; 4,400 shares on March 16, 2009; 5,533 shares on March 14, 2010; 5,067 shares on March 15, 2010; and 5,534 shares on March 14, 2011. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. Restricted stock unit grants vest based on the following schedule: 4,936 units on March 20, 2010; 4,936 units on March 20, 2011, and 4,936 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007, closing price of $48.43 per unit.

                8Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—31,935 and 2006 performance shares—32,443.

                9Restricted stock grants vest based on the following schedule: 2,733 shares on March 15, 2008; 2,533 shares on March 16, 2008; 3,134 shares on March 18, 2008; 13,000 shares on April 1, 2008; 4,033 shares on March 14, 2009; 2,733 shares on March 15, 2009; 2,534 shares on March 16, 2009; 4,033 shares on March 14, 2010; 2,734 shares on March 15, 2010; and 4,034 shares on March 14, 2011. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. Restricted stock unit grants vest based on the following schedule: 3,897 units on March 20, 2010; 3,897 units on March 20, 2011, and 3,896 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007, closing price of $48.43 per unit.

                10Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—21,280 and 2006 performance shares—21,618.

                11Upon Mr. Hinnant's retirement, vesting of restricted stock and restricted stock units was accelerated. Refer to "2007 Compensation Decisions" in the Compensation Discussion and Analysis section of this proxy statement.

                12Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—12,565 and 2006 performance shares—12,765

                13Restricted stock grants vest based on the following schedule: 1,433 shares on March 15, 2008; 1,300 shares on March 16, 2008; 1,234 shares on March 18, 2008; 1,666 shares on March 14, 2009; 1,433 shares on March 15, 2009; 1,300 shares on March 16, 2009; 1,667 shares on March 14, 2010; 1,434 on March 15, 2010; and 1,667 on March 14, 2011. Market value at December 31, 2007, was based on December 31, 2007 closing price of $48.43 per share. Restricted stock units grants vest based on the following schedule: 10,477 units on March 20, 2010; 1,477 units on March 20, 2011, and 1,478 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007, closing price of $48.43 per unit.

                14Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—8,917 and 2006 performance shares—9,745.

                15Restricted stock grants vest based on the following schedule: 1,100 shares on March 15, 2008; 1,000 shares on March 16, 2008; 1,000 shares on March 18, 2008; 1,366 shares on March 14, 2009; 1,100 on March 15, 2009; 1,000 shares on March 16, 2009; 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 on March 14, 2011. Market value at December 31, 2007, was based on December 31, 2007, closing price of $48.43 per share. Restricted stock unit grants vest based on the following schedule: 10,576 units on March 20, 2010; 1,576 units on March 20, 2011, and 1,575 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007, closing price of $48.43 per unit.

                16Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—8,917 and 2006 performance shares—9,745.

                17Upon Mr. Day's retirement, vesting of restricted stock and restricted stock units, was accelerated. Refer to 2007 Compensation Decision in the Compensation Discussion and Analysis.

                18Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—12,417 and 2006 performance shares—12,614.

OPTION EXERCISES AND STOCK VESTED

	Number of Shares Acquired on Exercise (#) (b)		Number of Shares Acquired on Vesting (#) (d)
		Value Realized on Exercise ($) (c)
					Value Realized on Vesting ($) (e)
Name (a)

	Option Awards		Stock Awards

Robert B. McGehee, former Chairman and Chief Executive Officer (deceased—October 9, 2007)	255,200	$2,249,584	460,883	[1]	$21,715,858	[1]
William D. Johnson, Chairman, President and Chief Executive Officer (as of October 12, 2007)	149,000	$1,315,580	16,934	[2]	$819,618	[2]
Peter M. Scott III, Executive Vice President and Chief Financial Officer	88,500	$746,938	28,133	[3]	$1,355,762	[3]
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	0	$0	29,363	[4]	$1,441,712	[4]
John R. McArthur, Senior Vice President and General Counsel	36,800	$287,176	6,700	[5]	$331,761	[5]
Jeffrey J. Lyash, President and Chief Executive Officer, PEF	32,230	$210,925	1,000	[6]	$48,690	[6]
Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	73,000	$508,016	29,071	[7]	$1,352,993	[7]

        1 Reflects 280,436 PSSP shares valued at $13,186,101. The payout is based on a 200% payout for 1-year transitional grant (124,638 shares); a 150% payout for the 2-year transitional grant (93,479 shares); and a 100% payout for the 2007 3-year annual grant (62,319 shares) including accrued dividends. The value of the PSSP shares was calculated using an October 8, 2007 closing price of $47.02 per share. The vesting accrued due to Mr. McGehee's death on October 9, 2007. Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 149,934 restricted stock shares that vested in 2007, 17,800 vested on March 16 and were valued at $48.69 per share, 6,500 vested on March 18 and were valued at $48.52 per share, 2,867 vested on March 20 and were valued at $48.90 per share, 6,667 vested on October 1 and were valued at $48.00 per share, and the remaining 116,100 vested on October 9 upon Mr. McGehee's death and were valued at $46.97 per share which represents the opening stock price on October 9. Value of restricted stock units are generally calculated using the closing stock price one day prior to vesting for determination of liability for tax purposes. 30,513 restricted stock units vested on October 9 and were valued at $47.02 per unit which represents the closing stock price on October 8. Refer to "2007 Compensation Decisions" on page 36 in the Compensation Discussion and Analysis for more information regarding Mr. McGehee's restricted stock and restricted stock unit vesting.

        2 Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 16,934 restricted shares that vested in 2007, 4,400 vested on March 16 and were valued at $48.69 per share, 3,400 vested on March 18 and were valued at $48.52 per share, 2,467 vested on March 20 and were valued at $48.90 per share, and 6,667 vested on October 1, 2007, and were valued at $48.00 per share. Mr. Johnson did not have any restricted stock units that vested in 2007.

        3 Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purposes of determining taxes due upon vesting. Of the 28,133 that vested in 2007, 2,533 vested on March 16 and were valued at $48.69 per share, 3,133 vested on March 18 and were valued at $48.45 per share, 2,467 vested on March 20 and were valued at $48.90 per share, and 20,000 vested on October 1 and were valued at $48.00 per share. Mr. Scott did not have any restricted stock units that vested in 2007.

        4 Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purposes of determining taxes due upon vesting. Of the 24,167 restricted shares that vested in 2007, 1,833 vested on March 16 and were valued at $48.69 per share, 2,400 vested on March 18 and were valued at $48.45 per share, 1,867 vested on March 20 and were valued at $48.90 per share, and the remaining 18,067 vested on December 31 upon Mr. Hinnant's retirement and were valued at $49.34 per share, which represents the opening stock price on December 26. 5,196 restricted stock units vested on December 31 and were valued at $48.78 per unit which represents the closing stock price on December 28. Refer to the 2007 Compensation Decisions in the Compensation Discussion and Analysis for more information regarding Mr. Hinnant's restricted stock and restricted stock unit vestings.

        5 Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 6,700 restricted shares that vested in 2007, 1,300 vested on March 16 and were valued at $48.69 per share, 1,233 vested on March 18 and were valued at $48.45 per share, and 4,167 vested on December 11 and were valued at $50.09 per share. Mr. McArthur did not have any restricted stock units that vested in 2007.

        6 Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. 1,000 restricted shares vested on March 16 and were valued at $48.69 per share. Mr. Lyash did not have any restricted stock units that vested in 2007

        7 Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 24,167 restricted shares that vested in 2007: 1,867 restricted shares vested on March 16 and were valued at $48.69 per share, 2,333 vested on March 18 and were valued at $48.45 per share, 1,800 vested on March 20 and were valued at $48.90 per share, and the remaining 18,167 vested on June 20 upon Mr. Day's retirement and were valued at $45.99 per share, which represents the opening stock price on July 2, 2007. 4,904 restricted stock units vested on June 30 and were valued at $45.99 per units, which represents the opening stock price on July 2. Refer to the "2007 Compensation Decisions" in the Compensation Discussion and Analysis for more information regarding Mr. Day's restricted stock and restricted stock unit vestings.

PENSION BENEFITS

        The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under each of the Progress Energy Pension Plan and SERP determined using interest rate and mortality rate assumptions that are consistent with those used in our financial statements. Information regarding the Progress Energy Pension Plan and SERP can be found under the headings "Supplemental Senior Executive Retirement Plan" and "Other Broad-Based Benefits" in the CD&A section of this proxy statement.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)		Present Value of Accumulated Benefit[1] ($) (d)			Payments During Last Fiscal Year ($) (e)

Robert B. McGehee, Former Chairman and Chief Executive Officer (deceased — October 9, 2007)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	10.6 20.6	[2]	$ $	370,110 17,828,922	[3]	$ $	0 0
William D. Johnson, Chairman, President and Chief Executive Officer (as of October 12, 2007)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	15.3 22.3	[4]	$ $	338,006 5,176,274	[5]	$ $	0 0
Peter M. Scott III, Executive Vice President and Chief Financial Officer	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	9.0 16.0	[6]	$ $	177,594 5,226,535	[7]	$ $	0 0
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	34.0 34.0		$ $	1,118,526 3,519,821	[8]	$ $	0 0
John R. McArthur, Senior Vice President and General Counsel	Progress Energy Pension Plan Restoration Retirement Plan	6.1 6.1		$ $	94,465 59,000		$ $	0 0
Jeffrey J. Lyash, President and Chief Executive Officer, PEF	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	14.6 14.6		$ $	199,280 926,073	[9]	$ $	0 0
Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	39.6 39.6		$ $	1,183,253 3,663,603	[10]	$ $	1,148,726 0

                1Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-65 and FAS discount rates as of December 31, 2007, for computation of accumulated benefit under Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan were 6.25% and 6.15%, respectively. Additional details on the formulas for computing benefits under the Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan can be found under the headings "Supplemental Senior Executive Retirement Plan" and "Other Broad-Based Benefits" in the CD&A section of this proxy statement, respectively.

                2Includes 10 years of deemed service. Without these 10 years, Mr. McGehee benefit multiplier is reduced from 62.0% to 41.6% under the plan. Therefore, his augmentation for deemed years of service is $6,092,045.

                3Based on an estimated annual benefit payable at age 65 of $1,540,642.

                4Includes seven years of deemed service. Without these seven years, Mr. Johnson's benefit multiplier is reduced from 62.0% to 61.2% under the plan. Therefore, his benefit augmentation for deemed years of service is $73,908.

                5Based on an estimated annual benefit payable at age 65 of $870,987.

                6Includes seven years of deemed service. Without these seven years, Mr. Scott would not meet the minimum 10 years of service required for vesting in the Supplemental Executive Retirement Plan. Therefore, his benefit augmentation for deemed years of service is $5,226,535.

                7Based on an estimated annual benefit payable at age 65 of $690,391.

                8Based on an estimated annual benefit payable at age 65 of $343,364.

                9Based on estimated annual benefit payable at age 65 of $253,205.

                10Based on estimated annual benefit payable at age 65 of $316,581.

NONQUALIFIED DEFERRED COMPENSATION

        The table below shows the nonqualified deferred compensation for each of the named executive officers. Information regarding details of the deferred compensation plans currently in effect can be found under the heading "Deferred Compensation" in the CD&A section on page 36 of this proxy statement. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 6 to the "Summary Compensation Table."

Name and Position (a)	Executive Contributions in Last FY1 ($) (b)		Registrant Contributions in Last FY2 ($) (c)	Aggregate Earnings in Last FY3 ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)		Aggregate Balance at Last FYE[4] ($) (f)

Robert B. McGehee, former Chairman and Chief Executive Officer (deceased — October 9, 2007)	$0		$45,082	$38,660	($435,779)	[5]	$287,962	[6]
William D. Johnson, Chairman, President and Chief Executive Officer (as of October 12, 2007)	$40,386	[7]	$26,304	$42,110	$0		$611,134	[8]
Peter M. Scott III, Executive Vice President and Chief Financial Officer	$0		$21,747	$26,209	$0		$700,080	[9]
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF	$0		$13,730	$72,808	$0		$1,463,715	[10]
John R. McArthur, Senior Vice President and General Counsel	$0		$10,128	$1,297	$0		$32,779	[11]
Jeffrey J. Lyash, President and Chief Executive Officer, PEF	$0		$7,208	$8,554	$0		$102,644	[12]
Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	$34,982	[13]	$5,561	$64,667	($8,228)	[14]	$1,219,363	[15]

                1Reflects salary deferred under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table.

                2Reflects registrant contributions under the Management Deferred Compensation Plan, which is reported as "All Other Compensation" in the Summary Compensation Table.

                3Includes the following above market earnings under the Deferred Compensation Plan for Key Management Employees, which is reported as "Change in Pension Value and Nonqualified Deferred Compensation Earnings" in the Summary Compensation Table: Mr. McGehee—$10,299; Mr. Johnson—$7,751; Mr. Hinnant—$16,607; and Mr. Day—$2,940.

                4Includes December 31, 2007, balances under the following deferred compensation plans: Management Incentive Compensation Plan, 2002 Equity Incentive Plan, Management Deferred Compensation Plan, Deferred Compensation Plan for Key Management.

                5Mr. McGehee received a lump-sum distribution under death provisions of the following plans: Management Deferred Compensation Plan: $299,511; and the Management Incentive Compensation Plan; $136,268.

                6Includes balances under the following deferral plans: Deferred Compensation Plan for Key Management Employees: $287,962.

                7Mr. Johnson elected to defer 5% of his 2007 salary under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table.

                8Includes balances under the following deferral plans: Management Deferred Compensation Plan: $329,218; Management Incentive Compensation Plan: $72,124; and Deferred Compensation Plan for Key Management Employees: $209,792.

                9Includes balances under the following deferral plans: Management Deferred Compensation Plan: $139,758; and 2002 Equity Incentive Plan: $560,322.

                10Includes balances under the following deferral plans: Management Deferred Compensation Plan: $135,854; Management Incentive Compensation Plan: $231,023; 2002 Equity Incentive Plan: $744,590; Deferred Compensation Plan for Key Management Employees: $271,869; and Long-Term Compensation Plan: $80,379.

                11Includes balances under the following deferral plans: Management Deferred Compensation Plan: $32,779.

                12Includes balances under the following deferral plans: Management Deferred Compensation Plan: $102,644.

                13Mr. Day elected to defer 15% of his 2007 salary under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table.

                14Mr. Day received a lump-sum distribution of his 401(k) roll over account under the Management Deferred Compensation Plan.

                15Includes balances under the following deferral plans: Management Deferred Compensation Plan: $491,572; Management Incentive Compensation Plan: $60,983; 2002 Equity Incentive Plan: $587,228; and Deferred Compensation Plan for Key Management Employees: $79,580.

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

        The following table shows the actual cash compensation and value of vesting equity received in 2007 by the named executive officers. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the compensation expense accruals as shown in the Summary Compensation Table. The Committee believes this distinction is particularly important for 2007 due to the impact of the expense accruals as shown in the Summary Compensation Table associated with the 2007 performance share transitional grants which were issued to address the ineffectiveness of the 2005 and 2006 performance share grants. (See "Performance Shares" discussion in the "LONG-TERM INCENTIVES" section of the Compensation Discussion and Analysis.)

Name and Position	Base Salary[1] (a)	Annual Incentive (paid in 2007)[2] (b)	Deferred Salary under MDCP[3] (c)	Restricted Stock / Units Vesting[4] (d)		Performance Shares Vesting[5] (e)		Restricted Stock / Unit Dividends[6] (f)		Stock Options Vesting[7] (g)	Perquisite[8] (h)		Tax Gross-ups[9] (i)	Total

Robert B. McGehee, former Chairman and Chief Executive Officer (deceased October 9, 2007)	$1,052,000	$1,790,000	$0	$8,529,757	[10]	$13,186,101	[11]	$278,461	[12]	$0	$44,692	[13]	$67,172	$24,948,183
William D. Johnson, Chairman, Chief Executive Officer and President	$807,539	$895,000	$40,386	$819,618	[14]	$0		$152,922	[15]	$0	$48,490	[16]	$44,722	$2,768,291
Peter M. Scott, III, Executive Vice President and Chief Financial Officer	$663,462	$685,000	$0	$1,355,762	[17]	$0		$164,216	[18]	$0	$54,730	[19]	$55,516	$2,978,686
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer (retired effective January 1, 2008)	$495,232	$320,000	$0	$1,441,712	[20]	$0		$63,176	[21]	$0	$30,822	[22]	$19,563	$2,370,505
John R. McArthur, Senior Vice President and General Counsel	$426,923	$300,000	$0	$331,761	[23]	$0		$68,340	[24]	$0	$41,095	[25]	$20,667	$1,188,786
Jeffrey J. Lyash, President and Chief Executive Officer, PEF	$386,154	$290,000	$0	$48,690	[26]	$0		$51,106	[27]	$0	$35,050	[28]	$17,124	$828,124
Fred N. Day, IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	$233,212	$335,000	$34,982	$1,352,993	[29]	$0		$28,993	[30]	$0	$24,433	[31]	$19,629	$1,994,260

                1Consists of the total 2007 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if applicable, under the Management Deferred Compensation Plan (MDCP) shown in column (c).

                2Awards given under the Management Incentive Compensation Plan (Non-Equity Incentive Compensation) attributable to Plan Year 2006 and paid in 2007.

                3Consists of amounts deferred under the Management Deferred Compensation Plan (MDCP). These deferral amounts are part of Base Salary and therefore are not included in the total column.

                4Reflects the value of restricted stock and restricted stock units vesting in 2007. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the restricted stock units was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred.

                5Reflects the value of performance shares vesting in 2007 under the applicable PSSP.

                6Reflects dividends and dividend equivalents paid as the result of outstanding restricted stock or restricted stock units held in Company Plan accounts.

                7Reflects the value of any stock options vesting in 2007. Since we ceased granting stock options under our Incentive Plans in 2004, all outstanding options had fully vested in 2007.

                8Reflects the value of all perquisites provided during 2007. For a complete listing of the perquisites, see the "Executive Perquisites" section of the "Elements of Compensation" discussion of the CD&A on page 23 of the Proxy Statement. The value reflected does not include tax gross-ups paid relating to perquisites provided.

                9Reflects the value of tax gross-up related to perquisites and miscellaneous income items (Supplemental Senior Executive Retirement Plan (SERP) or Restoration and MDCP 401(k) make-up) provided during 2007.

                10Consists of 149,934 restricted stock shares that vested in 2007: 17,800 vested on March 16, 2007, and were valued at $866,682; 6,500 vested on March 18, 2007, and were valued at $314,925; 2,867 vested on March 20, 2007, and were valued at $140,196; 6,667 vested on October 1, 2007, and were valued at $320,016, and the remaining 116,100 vested on October 9, 2007, upon Mr. McGehee's death and were valued at $5,453,217. Value of restricted stock units are generally calculated using the closing stock price one day prior to vesting for determination of liability for tax purposes. 30,513 restricted stock units vested on October 9, 2007, and were valued at $1,434,721.

                11Reflects 280,436 PSSP shares valued at $13,186,101. The payout is based on a 200% payout for 1-year transitional grant of 124,638 shares; a 150% payout for the 2-year transitional grant of 93,479 shares; and a 100% payout for the 2007 3-year annual grant of 62,319 shares including accrued dividends. The value of the PSSP shares was calculated using an October 8, 2007 closing price of $47.02 per share. The vesting occurred due to Mr. McGehee's death on October 9, 2007.

                12Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $241,235 and the Restricted Stock Unit Plan, $37,226.

                13Includes the following: auto allowance, $15,023; Financial/Estate/Tax Planning, $11,369; Country Club dues, $1,976; and personal use of Company aircraft, $10,458. Other perquisites include luncheon club, home security, internet and telecom access, executive physical and AD&D insurance.

                14Consists of 16,934 Restricted Stock shares that vested and were distributed during 2007. Those amounts include the following: 4,400 shares on March 16, 2007, and were valued at $214,236; 3,400 shares that vested on March 18, 2007, and were valued at $164,730; 2,467 shares that vested on March 20, 2007, and were valued at $120,636; and 6,667 shares that vested on October 1, 2007, and were valued at $320,016.

                15Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $125,823 and the Restricted Stock Unit Plan, $27,099.

                16Includes the following: Auto allowance, $18,600, Financial/Estate/Tax Planning, $10,578, Country Club dues, $4,393; and personal use Company aircraft, $3,755. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                17Consists of 28,133 Restricted Stock shares that vested and were distributed during 2007. Those amounts include the following: 2,533 shares that vested on March 16, 2007, and were valued at $123,332; 3,133 shares that vested on March 18, 2007, and were valued at $151,794; 2,467 shares that vested on March 20, 2007, and were valued at $120,636; and 20,000 shares that vested on October 1, 2007, and were valued at $960,000.

                18Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $142,823 and the Restricted Stock Unit Plan, $21,393.

                19Includes the following: Auto allowance, $16,200; Financial/Estate/Tax Planning, $22,191; Country Club dues, $7,305; and personal use of Company aircraft, $1,022. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                20Consists of 24,167 restricted shares that vested in 2007; 1,833 shares vested on March 16, 2007, and were valued at $89,249; 2,400 shares vested on March 18, 2007 and were valued at $116,280; 1,867 shares vested on March 20, 2007, and were valued at $91,296, and the remaining 18,067 shares vested on December 31, 2007, upon Mr. Hinnant's retirement and were valued at $891,426. 5,196 restricted stock units vested on December 31, 2007, and were valued at $253,461.

                21Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $47,804 and the Restricted Stock Unit Plan, $15,372.

                22Includes the following: Auto allowance, $16,200; Financial/Estate/Tax Planning, $10,148; Country Club, $0; and personal use of Company aircraft, $2,194. Other perquisites include luncheon club membership, home security, internet and telecom access, executive physical and AD&D insurance.

                23Consists of 6,700 Restricted Stock shares that vested and were distributed during 2007. Those amounts include the following: 1,300 shares that vested on March 16, 2007, and were valued at $63,297; 1,233 shares that vested on March 18, 2007, and were valued at $59,739; and 4,167 shares that vested on December 11, 2007, and were valued at $208,725.

                24Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $43,760 and the Restricted Stock Unit Plan, $24,580.

                25Includes the following: Auto allowance, $14,400; Financial/Estate/Tax Planning, $10,266; Country Club dues, $8,201; and personal use of Company aircraft, $3,250 Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                26Consists of 1,000 Restricted Stock shares that vested on March 16, 2007, and were valued at $48,690.

                27Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan; $25,986 and the Restricted Stock Unit Plan; $25,120.

                28Includes the following: Auto allowance, $16,200; Financial/Estate/Tax Planning, $10,451; Country Club dues, $6,553; and personal use of Company aircraft, $1,208. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                29Consists of 24,167 restricted shares that vested in 2007: 1,867 restricted shares vested on March 16, 2007, and were valued at $90,904; 2,333 shares vested on March 18, 2007, and were valued at $113,034; 1,800 shares vested on March 20, 2007, and were valued at $88,020, and the remaining 18,167 shares vested on June 20, 2007, upon Mr. Day's retirement and were valued at $835,500. 4,904 restricted stock units vested on June 30, 2007, and were valued at $225,535.

                30Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $25,824 and the Restricted Stock Unit Plan, $3,169.

                31Includes the following: Auto allowance, $8,100; Financial/Estate/Tax Planning, $10,925; Country Club dues, $2,642; and personal use of Company aircraft: $0 Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

POTENTIAL PAYMENTS UPON TERMINATION

William D. Johnson, Chairman, Chief Executive Officer, and President

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$950,000	N/A	[1]	N/A	[1]	N/A	[1]	$2,840,500	[2]	N/A	[1]	$5,272,500	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$863,500	[6]	$863,500	[6]	N/A	[5]	N/A	[5]	$807,500	[7]	$863,500	[6]

Long-term Incentives
Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$2,223,216	[12]	$2,223,216	[13]

2007 2-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$2,223,216	[12]	$2,223,216	[13]

2007 (performance period)	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,482,144	[12]	$1,482,144	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$239,050	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$239,050	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$239,050	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$2,130,920	[20]	$2,130,920	[21]

Benefits and Perquisites

Incremental Non-Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$0	[23]	N/A	[22]

Deferred Compensation	$608,469	[24]	$611,134	[25]	$611,134	[25]	$608,469	[24]	$608,469	[24]	$611,134	[25]	$611,134	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$21,947	[28]	N/A	[26]	$43,034	[29]	N/A	[26]

Split-Dollar Policy[30]	$114,491	[31]	N/A	[32]	N/A	[33]	$114,491	[31]	$114,491	[31]	$133,500	[34]	$1,075,847	[35]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[36]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$4,867,629	[37]	N/A

TOTAL	$722,960		$1,474,634		$1,474,634		$3,585,407		$722,960		$20,511,943		$11,109,977

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. Johnson's employment agreement which requires a severance equal to 2.99 times his then current base salary ($950,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of three times annual salary plus three times annual target MICP award (($950,000 + $807,500) times three).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. Johnson receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. Johnson's MICP award was $863,500.

                7Value based on Mr. Johnson receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan. Value is 85% times $950,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. Johnson is not eligible for either type retirement, so all unvested performance stock units would be forfeited upon termination.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007, and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have prorata vesting based upon a participant's retirement date. As of December 31, 2007, Mr. Johnson is not eligible for either type of retirement, so all unvested restricted stock units would be forfeited upon termination.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 7 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. Johnson would forfeit 14,808 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007, Mr. Johnson is not eligible for either type retirement, so all unvested shares would be forfeited upon termination.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 7 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. Johnson's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. Johnson was vested under the SERP as of December 31, 2007, so there is no incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Mr. Johnson would forfeit $2,665 of unvested deferred MICP premiums.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. Johnson's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $1,219.25 per month.

                29Per the Management Change-in-Control Plan, Mr. Johnson would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 36 months at $1,195.40 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31This scenario results in the participant having an interest in the policy cash value at the time of termination. The policy will be split in proportion to cash value ownership and the participant will receive a separate policy. No further cost or benefit sharing will occur. Therefore, the amounts in this column represent the cash surrender value as of the last policy anniversary date according to the original policy illustration.

                32A participant must be age 62 with 15 years actual service to be eligible for early retirement. Therefore, Mr. Johnson is not eligible for early retirement under the policy.

                33Under the Split-Dollar program, normal retirement is age 65 and five years of service. Based on these criteria, Mr. Johnson is not eligible for retirement under the program.

                34The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents three annual premium payments.

                35Mr. Johnson is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                36Mr. Johnson would be eligible to receive $500,000 proceeds from executive AD&D policy.

                37Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $8,607,114 of excess parachute payments above his base amount. Those excess parachute payments result in $1,721,423 of excise taxes and $3,076,634 of tax gross-ups related to the excise tax payment.

POTENTIAL PAYMENTS UPON TERMINATION

Peter M. Scott III, Executive Vice President and Chief Financial Officer

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$675,000	N/A	[1]	N/A	[1]	N/A	[1]	$2,018,250	[2]	N/A	[1]	$3,498,000	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$600,000	[6]	$600,000	[6]	N/A	[5]	N/A	[5]	$425,250	[7]	$600,000	[6]

Long-term Incentives

Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$1,712,774	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,712,774	[12]	$1,712,774	[13]

2007 2-yr Transitional Grant	N/A	[8]	$1,712,774	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,712,774	[12]	$1,712,774	[13]

2007 (performance period)	N/A	[8]	$1,141,849	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,141,849	[12]	$1,141,849	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	$47,183	[15]	$0	[15]	N/A	[14]	N/A	[14]	$188,732	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	$35,387	[15]	$0	[15]	N/A	[14]	N/A	[14]	$188,732	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	$28,302	[15]	$0	[15]	N/A	[14]	N/A	[14]	$188,683	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$2,009,893	[20]	$2,009,893	[21]

Benefits and Perquisites

Incremental Non- Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$0	[23]	N/A	[22]

Deferred Compensation	$700,080	[24]	$700,080	[25]	$700,080	[25]	$700,080	[24]	$700,080	[24]	$700,080	[25]	$700,080	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$10,410	[28]	N/A	[26]	$20,411	[29]	N/A	[26]

Split-Dollar Policy[30]	$120,822	[31]	N/A	[32]	N/A	[33]	$120,822	[31]	$120,822	[31]	$331,425	[34]	$1,556,257	[35]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[36]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$3,779,151	[37]	N/A

TOTAL	$820,902		$5,978,349		$1,300,080		$2,849,562		$820,902		$15,897,754		$9,933,627

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. Scott's employment agreement which requires a severance equal to 2.99 times his then current base salary ($675,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of three times annual salary plus three times the average MICP award for the three years prior to the year of termination (($675,000 + $491,000) times three).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. Scott would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. Scott receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. Scott's MICP award was $600,000.

                7Value based on Mr. Scott receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan. Value is 63% times $675,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. Scott is early retirement eligible and all performance units are vested.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have prorata vesting based upon a participant's retirement date. Prorata vesting on January 1, 2008, for Mr. Scott's 2007-2010 grant, 2007-2011 grant, and the 2007-2012 grant is payable at 25%, 18.75%, and 15%, respectively.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 9 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. Scott would forfeit 11,690 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007, the value of this discretionary vesting would have been $2,009,893.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 9 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. Scott's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. Scott was vested under the SERP as of December 31, 2007, so there is no incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Since Mr. Scott did not have any unvested deferred MICP premiums, all deferred compensation balances would be paid.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. Scott's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $578.32 per month.

                29Per the Management Change-in-Control Plan, Mr. Scott would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 36 months at $566.98 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31This scenario results in the participant having an interest in the policy cash value at the time of termination. The policy will be split in proportion to cash value ownership and the participant will receive a separate policy. No further cost or benefit sharing will occur. Therefore, the amounts in this column represent the cash surrender value as of the last policy anniversary date according to the original policy illustration.

                32A participant must be age 62 with 15 years actual service to be eligible for early retirement. Therefore, Mr. Scott is not eligible for early retirement under the policy.

                33Under the Split-Dollar program, normal retirement is age 65 and five years of service. Based on these criteria, Mr. Scott is not eligible for retirement under the program.

                34The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents three annual premium payments.

                35Mr. Scott is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                36Mr. Scott would be eligible to receive $500,000 proceeds from executive AD&D policy.

                37Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. Scott. Under IRC Section 280G, Mr. Scott would be subject to excise tax on $6,682,429 of excess parachute payments above his base amount. Those excess parachute payments result in $1,336,486 of excise taxes and $2,388,651 of tax gross-ups related to the excise tax payment.

POTENTIAL PAYMENTS UPON TERMINATION

John R. McArthur, Senior Vice President and General Counsel

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$435,000	N/A	[1]	N/A	[1]	N/A	[1]	$1,300,650	[2]	N/A	[1]	$1,350,000	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$275,000	[6]	$275,000	[6]	N/A	[5]	N/A	[5]	$195,750	[7]	$275,000	[6]

Long-term Incentives

Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$668,943	[12]	$668,943	[13]

2007 2-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$668,943	[12]	$668,943	[13]

2007 (performance period)	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$445,962	[12]	$445,962	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$71,531	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$71,531	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$71,580	[16]	$0	[17]

2007 Retention Grant (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$435,870	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$636,080	[20]	$636,080	[21]

Benefits and Perquisites

Incremental Non-Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$1,108,475	[23]	N/A	[22]

Deferred Compensation	$32,779	[24]	$32,779	[25]	$32,779	[25]	$32,779	[24]	$32,779	[24]	$32,779	[25]	$32,779	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$21,505	[28]	N/A	[26]	$28,111	[29]	N/A	[26]

Split-Dollar Policy[30]	N/A		N/A		N/A		N/A		N/A		$42,100	[31]	$751,793	[32]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[33]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$2,533,966	[34]	N/A

TOTAL	$32,779		$307,779		$307,779		$1,354,934		$32,779		$8,361,621		$3,979,500

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. McArthur's employment agreement which requires a severance equal to 2.99 times his then current base salary payable ($435,000) in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of two times annual salary plus two times the average MICP award for the three years prior to the year of termination (($435,000 + $240,000) times two).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. McArthur would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. McArthur receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. McArthur's MICP award was $275,000.

                7Value based on Mr. McArthur receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan. Value is 45% times $435,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. McArthur is not eligible for either type retirement, so all unvested performance stock units would be forfeited upon termination.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have prorata vesting based upon a participant's retirement date. As of December 31, 2007, Mr. McArthur is not eligible for either type of retirement, so all unvested restricted stock units would be forfeited upon termination.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 13 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. McArthur would forfeit 13,432 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007, Mr. McArthur is not eligible for either type retirement, so all unvested shares would be forfeited upon termination.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 13 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. McArthur's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. McArthur was not vested under the SERP as of December 31, 2007, so this is the incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Since Mr. McArthur did not have any unvested deferred MICP premiums, all deferred compensation balances would be paid.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. McArthur's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $1,194.70 per month.

                29Per the Management Change-in-Control Plan, Mr. McArthur would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 24 months at $1,171.30 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents two annual premium payments.

                32Mr. McArthur is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                33Mr. McArthur would be eligible to receive $500,000 proceeds from executive AD&D policy.

                34Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. McArthur. Under IRC Section 280G, Mr. McArthur would be subject to excise tax on $4,480,650 of excess parachute payments above his base amount. Those excess parachute payments result in $896,130 of excise taxes and $1,601,619 of tax gross-ups related to the excise tax payment.

POTENTIAL PAYMENTS UPON TERMINATION

Jeffrey J. Lyash, President and Chief Executive Officer, PEF

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$400,000	N/A	[1]	N/A	[1]	N/A	[1]	$1,196,000	[2]	N/A	[1]	$1,860,000	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$265,000	[6]	$265,000	[6]	N/A	[5]	N/A	[5]	$220,000	[7]	$265,000	[6]

Long-term Incentives

Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$719,663	[12]	$719,663	[13]

2007 2-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$719,663	[12]	$719,663	[13]

2007 (performance period)	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$479,775	[12]	$479,775	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$76,326	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$76,326	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$76,277	[16]	$0	[17]

2007 Retention Grant (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$435,870	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$503,672	[20]	$503,672	[21]

Benefits and Perquisites

Incremental Non- Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$0	[23]	N/A	[22]

Deferred Compensation	$102,644	[24]	$102,644	[25]	$102,644	[25]	$102,644	[24]	$102,644	[24]	$102,644	[25]	$102,644	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$21,505	[28]	N/A	[26]	$42,167	[29]	N/A	[26]

Split-Dollar Policy[30]	$13,608	[31]	N/A	[32]	N/A	[33]	$13,608	[31]	$13,608	[31]	$26,651	[34]	$643,580	[35]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[36]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$2,073,365	[37]	N/A

TOTAL	$116,252		$367,644		$367,644		$1,333,757		$116,252		$7,412,399		$3,933,997

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. Lyash's employment agreement which requires a severance equal to 2.99 times his then current base salary ($400,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of three times annual salary plus three times annual target MICP award (($400,000 + $220,000) times three).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. Lyash would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. Lyash receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. Lyash's MICP award was $265,000.

                7Value based on Mr. Lyash receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan. Value is 55% times $400,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. Lyash is not eligible for either type retirement, so all unvested performance stock units would be forfeited upon termination.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100%, respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have prorata vesting based upon a participant's retirement date. As of December 31, 2007, Mr. Lyash is not eligible for either type of retirement, so all unvested restricted stock units would be forfeited upon termination.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 15 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. Lyash would forfeit 13,727 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007, Mr. Lyash is not eligible for either type retirement, so all unvested shares would be forfeited upon termination.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 15 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. Lyash's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. Lyash was vested under the SERP as of December 31, 2007, so this is no incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Since Mr. Lyash did not have any unvested deferred MICP premiums, all deferred compensation balances would be paid.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. Lyash's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $1,194.70 per month.

                29Per the Management Change-in-Control Plan, Mr. Lyash would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 36 months at $1,171.30 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31This scenario results in the participant having an interest in the policy cash value at the time of termination. The policy will be split in proportion to cash value ownership and the participant will receive a separate policy. No further cost or benefit sharing will occur. Therefore, the amounts in this column represent the cash surrender value as of the last policy anniversary date according to the original policy illustration.

                32A participant must be age 62 with 15 years actual service to be eligible for early retirement. Therefore, Mr. Lyash is not eligible for early retirement under the program.

                33Under the Split-Dollar program, normal retirement is age 65 and five years of service. Based on these criteria, Mr. Lyash is not eligible for retirement under the program.

                34The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents three annual premium payments.

                35Mr. Lyash is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                36Mr. Lyash would be eligible to receive $500,000 proceeds from executive AD&D policy.

                37Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. Lyash. Under IRC Section 280G, Mr. Lyash would be subject to excise tax on $3,666,198 of excess parachute payments above his base amount. Those excess parachute payments result in $733,240 of excise taxes and $1,310,491 of tax gross-ups related to the excise tax payment.

DIRECTOR COMPENSATION

        The following includes the required table and related narrative detailing the compensation each director received for his or her services in 2007.

Name (a)	Fees Earned or Paid in Cash[1] ($) (b)	Stock Awards[2] ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation[3] ($) (g)		Total ($) (h)
Edwin B. Borden (retired as of May 9, 2007)	$43,500	$110,156	—	—	—	$514,059	[4]	$667,715
James E. Bostic, Jr.	$78,500	$67,845	—	—	—	$13,602		$159,947
David L. Burner	$87,000	$72,454	—	—	—	$12,125		$171,579
Richard L. Daugherty	$92,000	$78,911	—	—	—	$12,728		$183,639
Harris E. DeLoach, Jr.	$82,000	$61,354	—	—	—	$6,117		$149,471
W. D. Frederick, Jr. (retired as of May 9, 2007)	$39,250	$73,940	—	—	—	$14,065		$127,255
Robert W. Jones	$49,712	—	—	—	—	$125		$49,837
W. Steven Jones	$77,000	$63,824	—	—	—	$13,415		$154,239
E. Marie McKee	$87,000	$72,454	—	—	—	$13,486		$172,940
John H. Mullin, III	$92,000	$73,254	—	—	—	$12,125		$177,379
Charles W. Pryor, Jr.	$37,117	—	—	—	—	$123		$37,240
Carlos A. Saladrigas	$78,500	$69,450	—	—	—	$12,125		$160,075
Theresa M. Stone	$78,500	$63,824	—	—	—	$12,123		$154,447
Alfred C. Tollison, Jr.	$84,500	$61,354	—	—	—	$7,276		$153,130
Jean Giles Wittner (retired as of May 9, 2007)	$39,250	$75,427	—	—	—	$14,105		$128,782

                1Reflects the annual retainer plus any Board or Committee fees earned in 2007. Amounts may have been paid in cash or deferred into the Non-Employee Director Deferred Compensation Plan.

                2Reflects the change in value in the Non-Employee Director Stock Unit Plan account for 2007. The value of account is tracked in phantom stock units and changes with the annual grant of 1,200 stock units, dividend reinvestment, unit appreciation/depreciation and payments made upon termination of a director. The assumptions made in the valuation of awards granted pursuant to the Non-Employee Director Stock Unit Plan are not addressed in our financial statements, footnotes to our financial statements or in management's discussion and analysis because the Director Plan is immaterial to our financial statements. As a liability plan under SFAS No. 123(R) the fair value of the Directors Plan is re-measured at each financial statement date. The fair value of the Director Plan reflects the fair value of the Company's stock applied to the number of phantom stock units. The grant date fair value for each stock unit granted to each director on January 2, 2007, was $49.18. The aggregate number of stock units outstanding as of December 31, 2007, for each Director listed above are as follows: Edwin B. Borden—0; James E. Bostic Jr.—4,768; David L. Burner—7,257; Richard L. Daugherty—10,744; Harris E. DeLoach—1,263; W. D. Frederick, Jr.—6,531, W. Steven Jones—2,597; Robert W. Jones—0; E. Marie McKee—7,257; John H. Mullin III—7,689; Charles W. Pryor—0; Carlos A. Saladrigas—5,635; Theresa M. Stone—2,597; Alfred C. Tollison, Jr.—1,263; Jean Giles Wittner—5,805.

                3Includes incentive matching contributions under the incentive compensation program, the value of perquisites such as tickets to sporting and cultural arts events, imputed income for personal or spousal travel, and the cash value of retirement and holiday gifts from the Company. For all directors who have been on our Board since January 1, 2006, the incentive match was 80% of a Director's automatic deferral or $12,000 (80% of $15,000). The automatic deferral is prorated for new directors and 80% of that amount was provided as the incentive match.

                4Includes a $500,000 contribution to colleges and universities of the director's choice pursuant to the Directors' Educational Contribution Plan. The Directors' Educational Contribution Plan is funded by policies of corporate-owned life insurance on the lives of pairs of Directors, with proceeds payable to us at the death of the second to die in each pair. All costs of the Directors' Education Contribution Plan are expected to be covered from the life insurance proceeds to be received by us. Mr. Edwin Borden, who retired from the Board in 2007, was a participant in the Directors' Educational Contribution Plan. In 2007, we made a contribution of $500,000 to the following on Mr. Borden's behalf: $375,000 to the University of North Carolina at Chapel Hill, $100,000 to Mount Olive College, and $25,000 to the Foundation of Wayne Community College. The only current Board member who is eligible to participate is Mr. Daugherty. In 2007, we paid insurance premiums totaling $392,609 in order to fund the Directors' Educational Contribution Plan.

DISCUSSION OF DIRECTOR COMPENSATION TABLE

RETAINER AND MEETING FEES

        During 2007, Directors who were not employees of the Company received an annual retainer of $65,000, of which $15,000 was automatically deferred under the Non-Employee Director Deferred Compensation Plan (see below). The Chair of each of the following standing Board Committees received an additional retainer of $10,000: Finance Committee; Operations and Nuclear Oversight Committee; and Organization and Compensation Committee. The non-chair members of the following standing Board Committees received an additional retainer of $6,000: Corporate Governance Committee; Finance Committee; Operations and Nuclear Oversight Committee; and Organization and Compensation Committee. The Lead Director/Chair of the following Board Committees received an additional retainer of $15,000: Corporate Governance Committee and Audit and Corporate Performance Committee. Non-chair members of the Audit Committee and the Corporate Performance Committee received an additional retainer of $7,500. The Nuclear Oversight Director received an additional retainer of $6,000. Directors who are not employees of the Company received a fee of $1,500 per meeting for non-customary meetings or reviews of the Company's operations that are approved by the Corporate Governance Committee. Directors who are employees of our company do not receive an annual retainer or attendance fees. All Directors are reimbursed for expenses incidental to their service as Directors. Committee positions held by the Directors are discussed in the "Board Committees" section of this proxy statement.

        Effective January 1, 2008, the Board increased the annual retainer for Directors to $80,000, of which $30,000 is automatically deferred pursuant to the terms of the Non-Employee Director Deferred Compensation Plan. The Board also approved the following changes: the additional retainer for the Chair of the Organization and Compensation Committee increased to $15,000; the additional retainer for the non-Chair members of the Organization and Compensation Committee increased to $7,500; and the additional retainer for the Nuclear Oversight Director increased to $8,000. The Board also amended the Non-Employee Director Stock Unit Plan to provide that rather than receiving an annual grant of 1,200 stock units, each Director will receive an annual grant of stock units that is equivalent to $60,000. In conjunction with amending the Non-Employee Director Stock Unit Plan, the Board of Directors eliminated the Director Incentive Compensation Plan.

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

        In addition to $15,000 from the annual retainer and any matching contributions under the incentive compensation program that are automatically deferred, outside Directors may elect to defer any portion of the remainder of their annual retainer and Board attendance fees until after the termination of their service on the Board under the Non-Employee Director Deferred Compensation Plan. Any deferred fees are deemed to be invested in a number of units of Common Stock of the Company, but participating Directors receive no equity interest or voting rights in any shares of the Common Stock. The number of units credited to the account of a participating Director is equal to the dollar amount of the deferred fees divided by the average of the high and low selling prices (i.e., market value) of the Common Stock on the day the deferred fees would otherwise be payable to the participating Director. The number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of Common Stock represented by the units. Unless otherwise agreed to by the participant and the Board, when the participant ceases to be a member of the Board of Directors, he or she will receive cash equal to the market value of a share of the Company's Common Stock on the date of payment multiplied by the number of units credited to the participant's account.

DIRECTOR INCENTIVE COMPENSATION

        Directors are also eligible for matching contributions of up to $15,000 under an incentive compensation program. Awards under this program are based upon the achievement of the corporate incentive goals established each year by the Board and used as the basis for a matching contribution of shares of Common Stock for participating employees in our 401(k) Savings & Stock Ownership Plan. In the event that five of the corporate incentive goals are met, the $15,000 portion of the annual retainer that is automatically deferred pursuant to the Non-Employee Director Deferred Compensation Plan will be increased by 50 percent, with an additional 10 percent increase for each corporate incentive goal met in excess of five (up to a maximum matching contribution of 100 percent). Such matching contribution is automatically deferred until the Director's retirement.

        Pursuant to our 2002 Equity Incentive Compensation Plan, Directors are also eligible to receive grants of up to 2,000 non-qualified stock options on May 1 of each year, subject to the Board's approval; however, we ceased granting stock options in 2004. All stock options granted prior to January 1, 2005, remain valid in accordance with their terms and conditions.

NON-EMPLOYEE DIRECTOR STOCK UNIT PLAN

        Effective January 1, 1998, we established the Non-Employee Director Stock Unit Plan ("Stock Unit Plan"). The Stock Unit Plan provides for an annual grant of 1,200 stock units to each non-employee Director. Each unit is equal in economic value to one share of the Company's Common Stock, but does not represent an equity interest or entitle its holder to vote. The number of units is adjusted from time to time to reflect the payment of dividends with respect to the Common Stock of the Company. Benefits under the Stock Unit Plan vest after a participant has been a member of the Board for five years and are payable solely in cash. Effective January 1, 2007, a Director shall be fully vested at all times in the stock units credited to his or her account.

PERQUISITES

        Directors are eligible to receive certain perquisites, including tickets to various cultural arts and sporting events, which are de minimis in value. Each retiring Director also receives a gift valued at approximately $1,500 in appreciation for his/her service on the Board.

        We charge Directors with imputed income in connection with (i) their travel on Company aircraft for non-Company related purposes and (ii) their spouses' travel on Company aircraft. When spousal travel is at our invitation, we will gross up the Directors for taxes incurred in connection with the imputed income related to the travel.

        All of the Directors who were Directors or retired Directors on or prior to September 16, 1998, participate in a Directors' Educational Contribution Plan. The Directors' Educational Contribution Plan is funded by policies of corporate-owned life insurance on the lives of pairs of Directors, with proceeds payable to us at the death of the second to die in each pair. All costs of the Directors' Educational Contribution Plan are expected to be covered from the life insurance proceeds to be received by us. Pursuant to the Director's Educational Contribution Plan, we will make a contribution in the name of each participating Director to an educational institution or approved educational foundation or fund in North Carolina or South Carolina selected by the participating Director and approved by the Executive Committee of the Board of Directors. The contribution will be made at the later of the retirement of the participating Director from the Board of Directors or 10 years from the date of adoption of the Directors' Educational Contribution Plan. If a participating Director has served as a Director for at least five but less than 10 years at the time the contribution is to be made, we will contribute $250,000 in the name of the Director. If the participating Director has served for 10 or more years, the amount of the contribution will be $500,000. The Directors' Educational Contribution Plan was discontinued September 16, 1998, and is not available as a benefit for any Director who joined the Board subsequent to that date. The Directors' Educational Contribution Plan may be terminated at any time at the discretion of the Executive Committee without recourse or obligation to us. Mr. Borden, who retired from the Board in 2007, was a participant in the Directors' Educational Contribution Plan. In 2007, we made the following contributions on Mr. Borden's behalf: $100,000 to the Kenan-Flagler Business School, $150,000 to the Institute for the Arts and Humanities, College of Arts and Sciences and $125,000 to the Edwin B. and Wilmer Kuck Borden Library Fund, all located at the at the University of North Carolina at Chapel Hill; $100,000 to Mount Olive College; and $25,000 to the Foundation of Wayne Community College. The only current Board member who is eligible to participate in the Directors' Educational Contribution Plan is Mr. Daugherty, who will retire from the Board at the 2008 Annual Meeting of Shareholders.

EQUITY COMPENSATION PLAN INFORMATION
as of December 31, 2007

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,835,309	$43.99	6,884,179
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	5,835,309	$43.99	6,884,179

        Column (a) includes stock options outstanding, outstanding performance units assuming maximum payout potential, and outstanding restricted stock units.

        Column (b) includes only the weighted-average exercise price of outstanding options.

        Column (c) includes reduction for unissued, outstanding performance units assuming maximum payout potential and unissued, outstanding restricted stock units, and issued restricted stock.

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

        The Audit and Corporate Performance Committee of the Company's Board of Directors (the "Audit Committee") has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007, with the Company's management and with Deloitte & Touche LLP, the Company's independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), by the SEC's Regulation S-X, Rule 2-07, and by the New York Stock Exchange's Corporate Governance Rules, as may be modified, amended or supplemented.

        The Audit Committee has received the written disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed the independence of Deloitte & Touche LLP with that firm.

        Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

Audit and Corporate Performance Committee:
Richard L. Daugherty, Chair James E. Bostic, Jr. Charles W. Pryor, Jr. Carlos A. Saladrigas Theresa M. Stone Alfred C. Tollison, Jr.

        Unless specifically stated otherwise in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

        The Audit Committee has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") and the relationship between audit and non-audit services provided by Deloitte. We have adopted policies and procedures for preapproving all audit and permissible non-audit services rendered by Deloitte, and the fees billed for those services. Our Controller (the "Controller") is responsible to the Audit Committee for enforcement of this procedure, and for reporting noncompliance. The Audit Committee specifically preapproved the use of Deloitte for audit, audit related, tax and non-audit services, subject to the limitations of our preapproval policy. The preapproval policy provides that any audit and audit-related services with projected expenditure of over $50,000, and not previously preapproved, will require individual approval by the Audit Committee in advance of Deloitte being engaged to render such services. Once the cumulative total of those projects less than $50,000, plus projected overruns in excess of previously approved amounts, exceeds $500,000 for the year, each subsequent project, regardless of amount, must be approved individually in advance by the Audit Committee.

        The preapproval policy requires management to obtain specific preapproval from the Audit Committee for the use of Deloitte for any permissible non-audit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible non-audit services will not be considered for approval except in limited instances, which may include proposed services that provide significant economic or other benefits. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible non-audit services provided during a fiscal year that (i) do not aggregate more than five percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as non-audit services at the time of the engagement must be brought to the attention of the Controller for prompt submission to the Audit Committee for approval. These de minimis non-audit services must be approved by the Audit Committee or its designated representative before the completion of the services. Non-audit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, Securities and Exchange Commission ("SEC") rules, and Public Company Accounting Oversight Board ("PCAOB") rules are also specifically prohibited under the policy.

        Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending or a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

        The policy also requires the Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and New York Stock Exchange standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

        Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2007, and December 31, 2006.

	2007	2006
Audit fees	$3,937,000	$3,710,000
Audit-related fees	114,000	323,000
Tax fees	579,000	345,000
All other fees	—	13,000

Total Fees	4,630,000	4,391,000

        Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements and those of our SEC reporting subsidiaries (Carolina Power & Light Company and Florida Power Corporation); (ii) the audit of the effectiveness of our internal control over financial reporting; (iii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and those of our SEC reporting subsidiaries; (iv) the audits of the financial statements of certain of our nonreporting subsidiaries in support of the audit of our financial statements; (v) accounting consultations arising as part of the audits; and (vi) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions. Audit fees for 2007 and 2006 also include $1,263,000 and $1,327,000, respectively, for services in connection with the Sarbanes-Oxley Act Section 404 and the related PCAOB Standard No. 2 relating to our internal control over financial reporting.

        Audit-related fees include fees billed for (i) audits of the financial statements of certain of our nonreporting subsidiaries; (ii) special procedures and letter reports; (iii) benefit plan audits when fees are paid by us rather than directly by the plan; and (iv) accounting consultations for prospective transactions not arising directly from the audits.

        Tax fees include fees billed for tax compliance matters and tax planning and advisory services.

        All other fees for 2006 include fees billed for utility accounting training.

        The Audit Committee has concluded that the provision of the non-audit services listed above as "All other fees" and "Tax fees" are compatible with maintaining Deloitte's independence.

        None of the services provided was approved by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit and Corporate Performance Committee of our Board of Directors (the "Audit Committee") has selected Deloitte & Touche LLP ("Deloitte & Touche") as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and has directed that management submit the selection of that independent registered public accounting firm for ratification by the shareholders at the 2008 Annual Meeting of the Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche's previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

        The Audit Committee and the Board of Directors recommend a vote "FOR" the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm.

        Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted "FOR" the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

        The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008, requires approval by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a "negative" vote, as described in more detail under the heading "PROXIES" on page 2.

PROPOSAL 3—POLICY REGARDING EXECUTIVE COMPENSATION

        One of our shareholders has submitted the proposal set forth below relating to executive compensation. Upon written or oral request, the Company will provide the name, address and share ownership information of the proponent. Any such requests should be directed to our Corporate Secretary. For the reasons set forth after the proposal, the Board recommends a vote "AGAINST" the proposal.

        Resolved:    That shareholders of "Progress Energy Inc." request the Board of Directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers ("NEOs") set forth in the proxy statement's Summary Compensation Table (the "SCT") and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is nonbinding and would not affect any compensation paid or awarded to any NEO.

  Supporting Statement:

        Investors are increasingly concerned about mushrooming executive compensation which sometimes appears to be insufficiently aligned with the creation of shareholder value. As a result, in 2007 shareholders filed more than 60 "say on pay" resolutions with companies, averaging a 42 percent vote where voted upon. In fact, eight resolutions received majority votes.

        In addition, the advisory vote was endorsed by the Council of Institutional Investors and a survey by the Chartered Financial Analyst Institute found that 76 percent of its members favored giving shareholders an advisory vote. A bill to provide for annual advisory votes on compensation passed in the House of Representatives by a 2-to-1 margin.

        Aflac decided to present such a resolution to investors in 2009 and TIAA-CREF, the largest pension fund in the world, held its first Advisory Vote in 2007. As a result of discussions between investors and companies, a Working Group on the Advisory Vote was established to further study how such a practice would be implemented in the U.S. markets to provide advice to investors and companies alike.

        We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practices, in the United Kingdom, public companies allow shareholders to cast an advisory vote on the "directors' remuneration report," which discloses executive compensation. Such a vote isn't binding, but gives shareholders a clear voice that could help shape senior executive compensation.

        Current U.S. stock exchange listing standards require shareholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Shareholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages.

        If investors wish to register opposition to a pay package(s) in the previous year, withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction.

        Accordingly, we urge the Board to allow shareholders to express their opinion about senior executive compensation by establishing an annual referendum process. The result of such a vote could provide our board with useful information about shareholder views on the company's senior executive compensation, as reported each year.

COMPANY RESPONSE

        The Board and management oppose this shareholder proposal and recommend a vote "AGAINST" the proposal for the reasons set forth below:

        The Board has considered this proposal and believes that its adoption is unnecessary and would not be in the best interests of the shareholders at this time. For the reasons discussed below, the Board recommends that you vote "AGAINST" adoption of this proposal.

        The Company has a transparent and effective process for determining executive compensation that produces compensation levels that are performance driven and in line with those of the Company's peers. That process and the results of the process are more fully described in the Company's Compensation Discussion and Analysis and the Summary Compensation Table of the Proxy Statement, which describe in detail the philosophy and principles under which compensation is paid to the Company's named executive officers. We believe this comprehensive disclosure, which is a direct result of the expanded disclosure requirements mandated by the Securities and Exchange Commission, provides a thorough explanation of the material elements of our executive compensation program and our method of determining executive compensation amounts.

        Pursuant to our By-Laws and Corporate Governance Guidelines, the Board is responsible for overseeing and directing the management of the Company's activities for the benefit of shareholders. The Organization and Compensation Committee of our Board (the "Committee"), which is comprised entirely of independent directors, administers our compensation philosophy and is specifically charged with making senior executive compensation decisions. The Committee makes executive compensation decisions after considering the strategic and financial objectives of the Company, relevant comparative market data and the performance of the individual executives. The Committee's philosophy is to establish target compensation opportunities for executives near the 50th percentile of the Company's peer group. Further, incentive-based elements of compensation are tied directly to objective performance criteria, such as adjusted total shareholder return. Finally, to assist the Committee in carrying out its responsibilities, the Committee engages an outside expert on executive compensation and benefits. The outside expert provides the Committee with market data, advice on plan design, benchmarking information and performance metrics, all of which ensure that the Committee's compensation decisions are effectively and appropriately aligned with our compensation philosophy. We believe shareholder interests are well represented through this process.

        Although the Board believes its current process fully accommodates the interests of shareholders, the Board recognizes and values the importance of our shareholders' views and insights. Indeed, the Board has approved a process for shareholders and other interested parties to send communications to the Board or to specified individual directors. That process, which is described on page 17 of this proxy statement, facilitates the sharing of shareholders views and ultimately is more meaningful and useful to the Board than a nonbinding advisory vote on compensation. The current process provides shareholders with the ability to share specific input regarding executive compensation directly with the Board.

        In contrast to the current process for providing feedback to the Board, the shareholder proposal will provide no meaningful guidance or insight to the Company on compensation matters. The shareholder proposal merely requires a vote "FOR" or "AGAINST" the previous year's executive compensation. Such a nonspecific, advisory vote will not inform the Board as to the particular nature of potential shareholder concerns or provide any insight into proposed means of addressing the concerns. For example, the proposal provides no way for a shareholder to voice specific concerns regarding a particular aspect of the compensation process or a particular executive's compensation, nor does it give the Board any insight into such specific concerns. Thus, instead of encouraging shareholders to take advantage of our current direct communication policy, the proposal advocates substituting a narrower, more confusing and less effective mechanism.

        Finally, the Company has already taken steps to ensure that the Board remains responsive to shareholder concerns and interests by requiring the Company's directors to stand for election each year and requiring that they be elected by majority vote. This allows shareholders to promptly show their confidence or lack of confidence in the Board, including members of the Committee, through the election of directors. The annual election of directors, combined with the enhanced transparency of our executive compensation policies and practices provided by the Company's CD&A, provides shareholders with ample opportunity to evaluate the Company's use of compensation to drive business results and to make an informed choice in their vote for the election of directors. In fact, this vote has more impact than an advisory vote because it determines who will serve on the Board and ultimately make decisions about compensation.

        The Board has considered the proponent's proposal and believes it does not provide an effective means for conveying the specific concerns of shareholders and undermines fundamental principles of sound corporate governance. The Board believes the Company's current mechanism for communicating with the Board, along with the Board election process, provides our shareholders with effective means of expressing their views regarding our executive compensation policies and practices.

YOUR BOARD OF DIRECTORS AND MANAGEMENT URGE YOU
TO VOTE AGAINST THIS PROPOSAL

FINANCIAL STATEMENTS

        Our 2007 Annual Report, which includes financial statements as of December 31, 2007, and 2006, and for each of the three years in the period ended December 31, 2007, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was mailed to those who were shareholders of record as of the close of business on March 7, 2008.

FUTURE SHAREHOLDER PROPOSALS

        Shareholder proposals submitted for inclusion in the proxy statement for our 2009 Annual Meeting must be received no later than December 4, 2008, at our principal executive offices, addressed to the attention of:

John R. McArthur Senior Vice President, General Counsel and Secretary Progress Energy, Inc. P.O. Box 1551 Raleigh, NC 27602-1551

        Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

        In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year's annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder's giving of notice as described above. The shareholder filing the notice of nomination must include:

  •
  As to the shareholder giving the notice:

  •
  the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

  •
  the class and number of our shares that are owned by the shareholder and such beneficial owner;

  •
  a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

  •
  a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

  •
  As to each person whom the shareholder proposes to nominate for election as a director:

  •
  the name, age, business address and, if known, residence address of such person;

  •
  the principal occupation or employment of such person;

  •
  the class and number of shares of our stock that are beneficially owned by such person;

  •
  any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

  •
  the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

        In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice within the time limits described above. Such notice must include:

  •
  the information described above with respect to the shareholder proposing such business;

  •
  a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

  •
  any material interest of such shareholder in such business.

        These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement.

        Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Secretary. A copy of the By-Laws, as amended and restated on May 10, 2006, was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and is available at the SEC Internet Web site (www.sec.gov).

OTHER BUSINESS

        The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed Proxy will vote on such matters pursuant to the Proxy in accordance with their best judgment.

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A.    Policy Statement

        The Company's Board of Directors (the "Board") recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company's general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm's length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

        This Policy has been approved by the Board. The Corporate Governance Committee (the "Committee") will review and may recommend to the Board amendments to this Policy from time to time.

B.    Related Person Transactions

        For the purposes of this Policy, a "Related Person Transaction" is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

        For purposes of this Policy, a "Related Person" means:

  1.
  any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company or a nominee to become a director of the Company;

  2.
  any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

  3.
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

  4.
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

C.    Approval Procedures

  1.
  The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year's first regularly scheduled Committee meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if

A-1

    applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

  2.
  In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

  3.
  No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

D.    Ratification Procedures

        In the event the Company's Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E.    Review of Ongoing Transactions

        At the Committee's first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $100,000. Based on all relevant facts and circumstances, taking into consideration the Company's contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

F.    Disclosure

        All Related Person Transactions are to be disclosed in the Company's filings with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

        The material features of this Policy shall be disclosed in the Company's annual report on Form 10-K or in the Company's proxy statement, as required by applicable laws, rules and regulations.

A-2

Exhibit B

Progress Energy, Inc. Corporate Governance Guidelines—Board Independence Section

B.
Board Independence

  In order for a director to be deemed "independent," the Board of Directors of the Company must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In making this determination, the Board of Directors shall apply the following standards:

  1.
  A director who is, or has been within the last three years, an employee of the Company, or whose immediate family member is, or has been within the last three years, an executive officer, of the Company, is not independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following such employment.

  2.
  A director who has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) is not independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer will not be considered in determining independence under this standard. Compensation received by a director's immediate family member for service as an employee of the Company (other than as an executive officer) will not be considered in determining independence under this standard.

  3.
  A director who is or has been within the last three years affiliated with or employed by (or whose immediate family member is or has been within the last three years affiliated with or employed by) a present or former internal or external auditor of the Company is not independent.

  4.
  A director who is, or has been within the last three years, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executives at the same time serve or served on that company's compensation committee is not independent.

  5.
  A director who is an executive officer or an employee (or whose immediate family member is an executive officer) of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues is not independent.

  6.
  A director who has or whose immediate family member has received any compensation from the Company directly or indirectly as an advisor or consultant is not independent until at least three years after he or she ceases to receive such compensation.

  7.
  A director who is or whose immediate family member is an officer, director, or trustee of a foundation, university, or other tax-exempt organization that received from the Company, in any single year within the preceding three years, contributions in an amount which exceeded the greater of $1 million or 2% of such tax-exempt organization's consolidated gross revenues is not independent.

  8.
  Neither a director nor his/her immediate family member shall receive any personal loans from the Company.

  9.
  A director who had or whose immediate family member had, during the Company's last fiscal year, a relationship that must be disclosed under Item 404(a) of Regulation S-K is not independent.

  10.
  Relationships not specifically mentioned above, or transactions that may have taken place prior to the adoption of these independence standards, may, in the Board's judgment, be deemed not to be material and the director will be deemed independent, if after taking into account all relevant facts and circumstances, the Board determines that the existence of such relationship or transaction would not impair the director's exercise of independent judgment.

  11.
  Any transaction that Item 404(a) of Regulation S-K exempts from disclosure (or subjects to only limited disclosure) shall be deemed categorically immaterial for purposes of these Guidelines. These transactions include, but are not limited to, the following:

  •
  executive compensation arrangements otherwise reported under Item 402 of Reg. S-K (other than in the case of an immediate family member);

  •
  indebtedness incurred in connection with the purchase of goods and services on usual trade terms; ordinary business travel and expense payments; and other transactions in the ordinary course of business;

  •
  loans from banks, savings and loans and broker-dealers made in the ordinary course of business on prevailing market terms and not involving more than the normal risk of collectibility;

  •
  transactions in which the related person's interest arises solely because of his/her position as a director of and/or ownership of less than a 10% equity in another entity that is a party to the transaction;

  •
  transactions in which the related person's interest arises only from his/her position as a limited partner in a partnership in which the person and all other related persons have an interest of less than 10%;

  •
  transactions where the rates or charges involved are determined by competitive bids;

  •
  transactions that involve the rendering of services as a public utility at rates or charges fixed in conformity with law or a governmental authority; and

  •
  transactions in which the related person's interest arises solely from the ownership of a class of equity securities of the Company and all holders of such class of Company equity securities received the same benefit on a pro rata basis.

        For purposes of these Guidelines, the following definitions shall apply:

    a.
    "affiliate" means any subsidiary of the Company and any other Company or entity that controls, is controlled by or is under common control of the Company.

    b.
    "immediate family" means a director's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in law, sons- and daughters-in law, brothers- and sisters-in-law and anyone (other than employees) who shares the director's home or who is financially dependent on the director.

        The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director's business and other relationships with the Company and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director's independence.

        Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent" and to comply with the Company's Policy and Procedures with Respect to Related Person Transactions, which is attached hereto as Exhibit A. This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

        The Board believes that having the Chief Executive Officer as a member of the Board is appropriate and can increase the Board's effectiveness and comprehension of the Company's business. Whether employees other than the Chief Executive Officer should serve on the Board is a matter determined based on the circumstances and what is deemed by the Board to be in the Company's best interest.

        The identity of the independent directors will be disclosed in the Company's annual proxy statement.

Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received 12:01 a.m., Eastern Daylight Time, on May 14, 2008.

Vote by Internet
• Log on to the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website.

Vote by telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and AGAINST Proposal 3.

1. Election of Directors

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - J. BOSTIC	[ ]	[ ]	[ ]	02 - D. BURNER	[ ]	[ ]	[ ]	03 - H. DELOACH	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
04 - W. JOHNSON	[ ]	[ ]	[ ]	05 - R. JONES	[ ]	[ ]	[ ]	06 - W. JONES	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
07 - E. MCKEE	[ ]	[ ]	[ ]	08 - J. MULLIN	[ ]	[ ]	[ ]	09 - C. PRYOR	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
10 - C. SALADRIGAS	[ ]	[ ]	[ ]	11 - T. STONE	[ ]	[ ]	[ ]	12 - A. TOLLISON	[ ]	[ ]	[ ]

2.	Ratification of the selection of Deloitte & Touche LLP as Progress Energy’s independent registered public accounting firm for 2008.	For [ ]	Against [ ]	Abstain [ ]	3. The proposal regarding executive compensation.	For [ ]	Against [ ]	Abstain [ ]

4.	In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

2008 Annual Meeting of Progress Energy, Inc. Shareholders

May 14, 2008 at 10:00 a.m.

Progress Energy Center for the Performing Arts

2 East South Street, Raleigh, NC

(map located on back of Proxy Notice & Statement)

Dear Shareholder:

Please take note of the important information enclosed with the Proxy Card.  That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials.  Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  Please mark the boxes on this Proxy Card and indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope.  If you prefer, you may vote by telephone or via the Internet by following the instructions in the proxy materials.

If you are a participant in our 401(k) Savings & Stock Ownership Plan, shares allocated to your Plan account will be voted by the Trustee only if you execute and return your proxy, or vote by telephone or via the Internet.  Company stock remaining in the ESOP Stock Suspense Account that has not been allocated to employee accounts shall be voted by the Trustee in the same proportion as shares voted by participants in the 401(k) Plan.

If you are a participant in the Savings Plan for Employees of Florida Progress Corporation (the “FPC Savings Plan”), shares allocated to your Plan account will be voted by the Trustee when you execute and return your proxy, or vote by telephone or via the Internet.  If no direction is given, your shares will be voted in proportion with the shares held in the FPC Savings Plan and in the best interest of the FPC Savings Plan.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held on May 14, 2008, unless you plan to vote in person at the Meeting.

Thank you in advance for your prompt consideration of these matters.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

PROGRESS ENERGY, INC.

410 S. Wilmington Street

Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned hereby appoints William D. Johnson and John R. McArthur, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Progress Energy, Inc. registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 14, 2008, at 10:00 a.m., and at any adjournment thereof, for the election of directors, and upon the proposals set forth on the reverse side hereof, and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, this proxy WILL BE VOTED FOR THE ELECTION OF all the nominees FOR DIRECTOR, FOR PROPOSAL 2 and AGAINST PROPOSAL 3, ALL AS SET FORTH IN THE PROXY STATEMENT. THE NOMINEES FOR DIRECTOR ARE: J. BOSTIC, D. BURNER, H. DELOACH, W. JOHNSON, R. JONES, W. JONES, E. MCKEE, J. MULLIN, C. PRYOR, C. SALADRIGAS, T. STONE AND A. TOLLISON. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

QuickLinks

PROXY STATEMENT TABLE OF CONTENTS
PROGRESS ENERGY, INC. 410 S. Wilmington Street Raleigh, North Carolina 27601-1849
PROXY STATEMENT GENERAL
PROXIES
VOTING SECURITIES
PROPOSAL 1—ELECTION OF DIRECTORS
Nominees for Election
PRINCIPAL SHAREHOLDERS
MANAGEMENT OWNERSHIP OF COMMON STOCK
Management Ownership of Units Representing Common Stock
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
DIRECTOR INDEPENDENCE
BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE
BOARD COMMITTEES
DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS WITH BOARD OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
I. COMPENSATION PHILOSOPHY AND OVERVIEW
II. ELEMENTS OF COMPENSATION
III. 2007 COMPENSATION DECISIONS
IV. COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE
POTENTIAL PAYMENTS UPON TERMINATION William D. Johnson, Chairman, Chief Executive Officer, and President
POTENTIAL PAYMENTS UPON TERMINATION Peter M. Scott III, Executive Vice President and Chief Financial Officer
POTENTIAL PAYMENTS UPON TERMINATION John R. McArthur, Senior Vice President and General Counsel
POTENTIAL PAYMENTS UPON TERMINATION Jeffrey J. Lyash, President and Chief Executive Officer, PEF
DIRECTOR COMPENSATION
DISCUSSION OF DIRECTOR COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION as of December 31, 2007
REPORT OF THE AUDIT AND CORPORATE PERFORMANCE COMMITTEE
DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3—POLICY REGARDING EXECUTIVE COMPENSATION
COMPANY RESPONSE
YOUR BOARD OF DIRECTORS AND MANAGEMENT URGE YOU TO VOTE AGAINST THIS PROPOSAL
FINANCIAL STATEMENTS
FUTURE SHAREHOLDER PROPOSALS
OTHER BUSINESS
  Exhibit A
POLICY AND PROCEDURES WITH RESPECT TO RELATED PERSON TRANSACTIONS
  Exhibit B
Progress Energy, Inc. Corporate Governance Guidelines—Board Independence Section